Exhibit 10.19A
Execution Copy
SONICS
LIC#15635

Technology License Agreement*
This Technology License Agreement, (hereinafter “Agreement”) is made effective the 31st day of January, 2003 (the “Effective Date”) by and between Texas Instruments Incorporated, a Delaware corporation, having its principal place of business at 12500 TI Boulevard, Dallas, Texas 75243, and its Subsidiaries (hereinafter “TI”), and Sonics, Inc., a Delaware corporation, having its principal place of business at 2440 West. El Camino Real, Suite 600, Mountain View, CA 94040 (hereinafter “Sonics”). TI and Sonics may be referred to individually as a “Party” or collectively as the “Parties.”
WHEREAS, Sonics is engaged in the design and development of semiconductor related intellectual property core solutions;
WHEREAS, TI is engaged in the design, development and manufacture of semiconductor solutions for use in, among others, consumer and industrial applications;
WHEREAS, TI wishes to license Sonics Products for use with TI’s semiconductor solutions in certain products;
WHEREAS, Sonics is willing to grant TI a license enabling the above use of the Sonics Products in accordance with the terms and conditions set forth in this Agreement;
NOW THEREFORE, in consideration of the mutual covenants herein and for good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:
1. Definitions.
For the purposes of this Agreement, the following terms, in addition to the terms elsewhere defined in this Agreement, will have the meanings set forth below.
1.1.	“ASP” shall mean the average selling price of any Licensed Product in any given class calculated based upon the aggregate invoice prices charged on arm’s length terms by TI in the sale or distribution of such Licensed Product, adjusted for any (i) ROM–coded software in any non-volatile memory bundled with the Licensed Product, (ii) any die bundled or assembled with the Licensed Product and which does not contain a Smart Core (such adjustment shall be based on TI’s cost of such die multiplied by a factor of 1.5), (iii) value added, sale, import, or other tax, duty or tariff payable thereon or trade discount, and (iv) freight and insurance costs incurred.

1.2.	“Confidential Information” shall mean all technical, financial, commercial, legal or other information, in whatever form or media, that is not generally known to the public, whether or not it is patented, registered or otherwise publicly protected, and includes, without limitation, the Licensed Technology, databases and netlists generated with the Licensed Technology, the terms and conditions of this Agreement and the commercial intentions of the Parties.

1.3.	“Independent Technology” shall mean either Party’s technical information, including, but not limited to, all drawings, schematics, layouts, plans, architectures, tools, mathematical models, data, formulae, algorithms, methods, guidelines, practices, prototypes, tests, cell libraries, semiconductor topographies, and reports, as well as all computer software, firmware and hardware, and all Intellectual Property Rights relating thereto, developed, owned, or lawfully possessed by a Party prior to or outside of the scope of, this Agreement.

*	[***]: Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Sonics License

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1.4.	“Intellectual Property Rights” shall mean all patents, patent applications, utility models issued or pending, registered and unregistered design rights, copyrights (including copyrights on software in any form and moral rights), trade secrets and proprietary know-how, mask works, registered and unregistered trademarks and other similar statutory intellectual property or industrial rights related thereto, as well as applications for any such rights.

1.5.	“Licensed Products” shall mean semiconductor devices that: (a) are made by or for TI; (b) are sold and distributed by TI to TI customers; and (c) are embedded with a Smart Core.

1.6.	“Licensed Technology” shall mean the Sonics Products for which TI has taken a license under this Agreement and Synapse Studio. Licensed Technology with respect to each Sonics Product shall include Transfer Materials and all other technical information necessary for the use of the applicable Sonics Product and all Updates required to be provided by Sonics to TI hereunder. Licensed Technology shall include all available user documentation developed from time to time by or for Sonics in relation to any Licensed Technology.

1.7.	“OMAP™ Processor(s)” shall mean a certain family of semiconductor processing devices manufactured by or for TI.

1.8.	“RTL Code version of a Smart Core” shall mean a register transfer level description of a SMART Core and is the output of Synapse Studio, and shall be made available to TI in un-obfuscated, human-readable format.

1.9.	“Smart Core(s)” shall mean any integrated circuit design database(s) that is(are) generated by the use of Synapse Studio, and Derivatives thereof (Section 5.5).

1.10.	“Sonics Products” shall mean the following:
1.10.1.	“Smart Interconnect Products” shall mean the products described in Exhibit A to this Agreement and such other of Sonics Smart Interconnect Products for which TI shall have the right to exercise the option contained in Section 8.1. For the avoidance of doubt, any product that Sonics may introduce in the future shall be construed to be within one of the classes of Sonics Products described below unless such new product shall be developed by Sonics from the ground up without reuse of any substantial component (unless such reuse is categorically necessary to ensure interoperability with other Sonics Products) of one of the below listed classes of Sonics Products; with respect to any new product released by Sonics that Sonics does make available to TI pursuant to maintenance under this Agreement, the burden shall be upon Sonics to prove the product was developed by Sonics completely independently from any of the product classes listed below. Smart Interconnect Products shall mean those classes of design technology (including macro’s and tools), which are used to generate and implement on-chip communications between large intellectual property cores configurable based upon the user’s design requirements and shall include but not be limited to any and all of the following:
1.10.1.1	Silicon Backplane class of Products: Fully synthesizable, internally synchronous time division multiplexed bus interconnect with a fixed request to response pipeline and memory mapped targets for high bandwidth applications;

1.10.1.2	Synapse 3220 class of Products: Fully synthesizable, internally synchronous shared bus interconnect connecting centrally located initiators with memory mapped lower bandwidth peripherals in low power applications; and

1.10.1.3	Dolphin class of Products: Fully synthesizable, internally synchronous distributed full or partial crossbar interconnect with distinct request and response paths and memory mapped targets for low power applications.

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1.10.2.	“Smart IP Core Products” shall mean any Sonics intellectual property core products, other than Smart Interconnect Products, for which TI shall have the right to exercise the option contained in Section 8.1. Smart IP Cores shall include any and all of the following classes of intellectual property core products:
1.10.2.1	MemMax Memory Scheduler class of Products:

1.10.2.2	DMA Slice class of Products
1.11.	“Specification” shall mean the mutually agreed upon and executed functional specifications of the applicable Sonics Product set forth in Exhibit A and/or the applicable addendum to this Agreement.

1.12.	“Subsidiary” shall mean a corporation, company or other entity (a) fifty percent (50%) or more of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority are, or (b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but at least fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a Party hereto. However, such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

1.13.	“Synapse 3220” shall be the initial class of Sonics Products licensed to TI hereunder and shall mean the Sonics intellectual property that implements on-chip communications between other intellectual property cores, which contains the features and which meets the Specification detailed in Exhibit A.

1.14.	“Synapse Studio” shall mean the software design tools listed in Exhibit A or its addenda which are to be delivered with Sonics Products and be used to generate Smart Cores: these include, but are not limited to, development tools, synthesis tools, and verification tools.

1.15.	“Transfer Materials” shall mean for the initial Licensed Technology, the technical information listed in Exhibit A hereto. For future Sonics’ Products licensed to TI as provided herein, the Transfer Materials shall be of comparable nature and detail to those delivered for the initial Licensed Technology sufficient to enable comparable utilization of such Licensed Technology by TI.

1.16.	“Updates” shall mean any releases, revisions, modifications, additions and enhancements, including upgrades and/or the addition of any new features, to the Licensed Technology that are designed by Sonics and made available to any other licensee.
2. Purpose and Scope of Agreement.
2.1.	[***].

2.2.	[***].

2.3.	On completion of Sonics’ development of a product in accordance with the provisions of this Section 2, such product shall be treated as a Sonics Product and subject to the option rights set forth in Section 8.

2.4	Sonics may publish a press release after execution of this Agreement, provided such press release has been reviewed and received TI’s prior written approval. Sonics shall also be free to disclose its relationship with TI to companies that desire to use Sonics’ products. Subject to any restrictions placed by TI, including, but not limited to the provisions of TI’s Trademark License Agreement attached as Exhibit B hereto, Sonics may include TI’s name and logo on sales or marketing brochures to disclose the relationship between the Parties. Further, Sonics may, as mutually agreed to between the Parties, participate in TI promotional tours sponsored

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by TI’s Wireless Terminal Business Unit (“WTBU”) to present how OMAP™ Processors can be integrated using the Licensed Technology.
3. Licensed Technology Delivery.
3.1.	Delivery of Transfer Materials. Sonics shall deliver to TI the Transfer Materials described in Exhibit A for the initial Sonics Product in accordance with the schedule herein. Thereafter, for future Sonics Products, delivery will be as described in Section 8.5.

3.2.	Commencement Notices. TI shall deliver to Sonics a Commencement Notice upon the start of design or development of a semiconductor device incorporating a Smart Core if any portion of the up front license fee becomes payable to Sonics as a result of such new design or development. If TI does not thereafter release such device to commercial volume, TI may apply the license fee paid for such device to a new device by so notifying Sonics in the Commencement Notice for the new device. The start of a design corresponds to the state of a design project where the architectural definition, functional specification, PPA (power, performance and area), and project milestones of a particular TI semiconductor device have been defined. The form of the Commencement Notice is attached hereto as Exhibit E.

3.3	Delivery and Acceptance of Licensed Technology. Sonics shall provide to TI each of the “Deliverables” (including but not be limited to, mutually agreed upon Specifications, acceptance criteria, project plans, other documentation, supplies and/or work product) that Sonics must furnish to TI to complete a Milestone Event set forth in the Payment Schedule in Exhibit A and/or addenda thereto. TI shall provide written notification to Sonics as to whether each Deliverable meets mutually agreeable acceptance criteria within fifteen (15) business days of receipt of each Deliverable. If TI does not reject a Deliverable within this acceptance period, the Deliverable shall be deemed accepted. If TI rejects a Deliverable (or any portion of the Deliverable), TI shall provide a written statement of TI’s reasons for rejection to Sonics that is sufficient for Sonics to identify how the Deliverable does not meet acceptance criteria approved by the Parties. In the event that Sonics is unable to correct at its own cost any errors, inaccuracies, defects, incorrect references or deviations within thirty (30) business days thereafter, TI reserves the right to withdraw the Sonics Product from this Agreement and be refunded any payments made previously to Sonics with respect to the withdrawn Sonics Product. If TI withdraws any Sonics Product from this Agreement under this Section, all license rights to such Sonics Product will terminate.
4. Title.
4.1.	Title. Sonics represents and warrants that it has sufficient right, title and interest in the Licensed Technology to enter into this Agreement. Sonics further represents and warrants that: (i) the Licensed Technology is the original work of Sonics and was developed without unauthorized access to or knowledge of any third party confidential materials; and (ii) as of the date of signing this Agreement, Sonics is not aware of any claim that the Licensed Technology infringes any third party Intellectual Property Rights.

4.2.	Independent Technology. Subject to any licenses expressly granted in this Agreement, each Party shall continue to own all right, title and interest in its Independent Technology, and the Agreement does not grant any right, title or interest in and to any patents, copyrights, trade secrets, trademarks or other property rights or rights of ownership of a Party’s Independent Technology in whatever form.

4.3.	Ownership of Licensed Technology. Subject to the licenses granted to TI pursuant to this Agreement and TI’s continued ownership rights in TI Independent Technology, and TI acknowledges that Sonics reserves all of its right, title and interest in and to all Licensed Technology.

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4.4.	Limited Covenant Not To Sue. Commencing as of the Effective Date and continuing until the termination or expiration, whichever comes first, of this Agreement, TI hereby covenants and agrees that it will not sue or bring any action on an offensive basis (i.e., not in response to an action for patent infringement against TI or any of its affiliated companies by Sonics) against Sonics’ use of the Licensed Technology under any TI patent claims enforceable during the term of this Agreement, but only to the extent such patent contains claims that read on any TI Independent Technology provided by TI to Sonics under this Agreement and which TI requests in writing be incorporated by Sonics in the Licensed Technology. Notwithstanding anything else in this Agreement to the contrary, in no event shall this Section 4.4 extend to any patent claims relating to semiconductor manufacture or process technology owned or controlled by TI.

4.5.	Sonics represents and warrants that any and all code that is contained in the Sonics Products that is not originally developed by Sonics or that is based upon any Open Source Program will be identified in Exhibit A and/or its addenda or a Professional Services Agreement Statement of Work that describes the Sonics Product.
5. Licenses to TI.
5.1.	In consideration of the agreement by TI to pay the applicable license fees and royalty fees in accordance with Section 7 and subject to and upon the terms and conditions of this Agreement, Sonics hereby grants to TI a perpetual and irrevocable, non-transferable, non-exclusive, world-wide right and license under the Intellectual Property Rights of Sonics.
5.1.1.	subject to the provisions of Section 8, to manufacture, have manufactured, and use and sell, supply and distribute to any third party any Licensed Products;

5.1.2.	to use and copy the Transfer Materials solely for the purposes of (i) exercising the rights and licenses hereby granted and/or (ii) developing, or having developed, Licensed Products;

5.1.3.	to modify, and have modified any Smart Core and any Transfer Material, excluding Synapse Studio, licensed by TI hereunder

5.1.4.	to use and copy any Sonics’ trade mark in the promotion and sale of Licensed Products. Any use by TI of Sonics’ trade marks shall only be in connection with (i) the exercise of TI’s rights hereunder with respect to Licensed Products and/or (ii) any related packaging, marketing, publicity, demonstration, promotional, advertising, instructional or other material. TI agrees to immediately discontinue any use of any Sonics’ trade marks by TI to which Sonics objects.
5.2.	Save as licensed in Section 5.1, TI acquires no right, title or interest in and to Sonics Products, Transfer Materials and Independent Technology.

5.3.	TI shall faithfully reproduce and not remove or obscure any notice placed on the Transfer Materials by Sonics to protect Sonics’ Intellectual Property therein. TI shall incorporate corresponding notices within the datasheets of Licensed Products which incorporate Licensed Technology.

5.4.	In no event shall the license grant set forth in Section 5.1 be construed as granting TI, expressly or by implication, estoppel or otherwise, a license to use or sublicense any Sonics technology other than express licenses to the Sonics Products, related Transfer Materials and the Intellectual Property Rights related specifically thereto.
5.5.	Any modifications created pursuant to Section 5.1.3 shall be owned by TI, provided however, that TI agrees not to assert any of TI’s Intellectual Property Rights, arising out of only those portions of the Sonics Core RTL not dictated by TI configuration requirements that is subsequently modified by TI. TI may only (i) use

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the modifications internally or (ii) embed the modifications into a semiconductor device for transfer to third parties. Except as permitted by Section 5.6, TI may not transfer the modifications to any third party, except as embedded in a semiconductor device. Any Smart Core that is modified pursuant to this Section is a “Derivative” Smart Core.

5.6.	The license provided herein shall be construed to permit TI to provide to third-parties the Licensed Technology (except for Synapse Studio, which may not be provided to Third Parties) only in connection with development of Licensed Products.
6. Maintenance and Additional Support.
6.1.	Maintenance. During the Term of the Agreement, Sonics shall provide the following types of maintenance for each Licensed Technology/Sonics Product for which TI has made payment of the applicable maintenance fees included in Exhibit A and/or its addenda.
6.1.1.	Maintenance Services. Maintenance services will include bug fixes (including error corrections) to the Licensed Technology, and analysis of, and response to reported errors in the Licensed Technology. Maintenance services will also include Updates to the Licensed Technology that are made available to any of Sonics’ customers.

6.1.2.	Training. Training will include training classes for up to eight (8) TI engineers, at a Sonics’ location (or at a TI location upon payment by TI of travel costs), consisting of training and system analysis on the Licensed Technology.

6.1.3.	Technical Support. Sonics will provide technical support from engineers experienced in the Licensed Technology by telephone, fax, and email support in response to requests for assistance in understanding and use of the Licensed Technology.
6.2.	Sonics hereby agrees to the following responsiveness goals and reporting requirements with respect to all Licensed Technology for which maintenance is provided:
6.2.1	Sonics will make best efforts to attain Average Time to Resolution (ATR) of [***] for all Severity One (Sev1) problem reports (PRs) submitted during the term of the Agreement. A Sev1 PR is defined as one in which TI is unable to use the Licensed Technology, resulting in a stoppage of all design or production progress.

6.2.2	Sonics will make best efforts to attain an ATR of [***] for all Severity Two (Sev2) PRs submitted during the term of the Agreement. A Sev2 PR is one in which TI cannot use the effective portion of the Licensed Technology, but can continue work on other aspects of the design. The nature of a Sev2 PR is such that that it will eventually be reclassified as Sev1 if not corrected within the time frame above.

6.2.3	For both Sev1 and Sev2 PRs, ATR refers to the period starting with Sonics receipt of a qualified PR from TI and ending with the closing of such PR by patch, work around, or other means mutually agreed upon by Sonics and TI.

6.2.4	Sonics will be responsible to track and report quarterly on the following metrics:
1. Sev1 Backlog
2. Sev1 Incoming rate
3. Sev1 ATR
4. Sev2 Backlog

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5. Sev2 Incoming rate
6. Sev2 ATR
6.2.5	Sonics will provide TI with status reports, as reasonably required by TI, of all TI reported problems and resolutions. This data will be used strictly by TI for internal problem tracking and analysis.

6.2.6	If during any quarter the support goals referenced in “a” and “b” are not achieved, Sonics will develop an action plan to address any deviations of more than [***] in the goals. This action plan will be submitted in writing to TI within thirty (30) days of notification of such metrics exceeding the goals.
6.3.	Additional Services. Upon request by TI, Sonics will provide additional engineering support services (“Engineering Services”) to TI as part of a separate, value added engineering or design services consulting arrangement. Prior to the purchase and performance of any Engineering Services effort, TI may require a separate Professional Services Agreement and associated Statement(s) of Work to be negotiated and executed. No Engineering Services will be provided, nor fees charged to TI by Sonics, unless requested in advance by TI in writing or by issuance of an applicable TI purchase order. The terms of any such Professional Services Agreement shall conform to those as set forth in Exhibit C.

6.4.	Engineering Services work will be delivered on a time and materials basis, and will be charged at the rates that are no higher than the rates that are paid by any other Sonics licensee for engineering services, plus travel and expenses.

6.5.	With respect to Licensed Technology that is the subject of any cooperative development between TI and Sonics, Sonics agrees not to license or provide such Licensed Technology to any other party prior to delivery by Sonics to TI of the general release of such Licensed Technology and TI’s acceptance of such delivery. Except as otherwise expressly set forth in this Section and in Section 8, nothing in this Agreement shall restrict Sonics from licensing or selling the Licensed Technology to any third party. Acceptance criteria shall be as defined in Exhibit A and/or its addendum, as applicable.
7. License Fees and Royalties.
7.1.	For the license to the Synapse 3220 class of Products, TI shall pay a non-refundable license fee and prepaid royalty fee (“Initial Fees”) of [***] upon the terms and milestones set forth in Exhibit A.

Further, TI shall pay to Sonics the License Fees and applicable Running Royalty for License Products utilizing future Licensed Technology for which TI may exercise its option in accordance with the terms of the applicable Exhibit A addendum established pursuant to Section 8 herein.

7.2.	The Running Royalty for each class of Licensed Product that is subject to Running Royalty shall be a sum equal to the aggregate number of units of Licensed Products sold by TI during the reporting period that are embedded with a Smart Core, which are in a common class of Sonics Products, less returns and amounts actually repaid or credited with respect to any Licensed Products within the same class that are returned and that are subject to Running Royalty Fees, multiplied by the ASP therefore, multiplied by the applicable Running Royalty rate, all as set forth in Exhibit A and/or its addenda, save that the aggregate Running Royalty for any Licensed Product (incorporating a Smart Core from any single class of Sonics Products) shall not exceed, the following per unit limit:

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Unit Volume (in millions)	Royalty Rate Cap
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
In the event that any Licensed Product incorporates Smart Cores from more than one class of Sonics Products, the running royalty payable for such Licensed Product shall be calculated as follows. The two highest running royalty rates then applicable shall be aggregated and the resulting running royalty rate shall be applied to such Licensed Product in accordance with this Section 7.2, provided, however, that in no event shall the running royalty applicable for any such Licensed Product exceed [***].

7.3.	With respect to each Licensed Product for which a Running Royalty shall apply, TI shall pay the Running Royalty for a period of not less than ten (10) years from the date of first sale, supply or distribution of that Licensed Product. Thereafter, TI shall pay Sonics a Running Royalty only on the sale of such Licensed Products if the manufacture or sale would infringe upon unexpired Sonics patents.

7.4.	TI undertakes not to employ its modification rights to re-design Smart Cores to avoid Sonics patents where there is no substantial engineering purpose to be served by the change.

7.5.	Running Royalties due to Sonics under this Agreement shall be paid in accordance with the terms set forth in Exhibit D and shall be accompanied by a report listing all Licensed Products which are subject to Running Royalty payments and which are being sold during the applicable royalty period; the report shall not break down the sales by individual Licensed Product.

7.6.	TI shall keep all records of account for three (3) years from the date of such report as are necessary to demonstrate compliance with its obligations under this Section 7.

7.7.	Sonics shall have the right for representatives of a firm of independent Chartered Accountants, to which TI shall not unreasonably object, (“Auditors”) to make an examination and audit, by prior appointment during normal business hours, not more frequently than once annually, of all records and accounts as may under recognized accounting practices contain information reasonably necessary to establish the number of Licensed Products and the ASP by Sonics Product class for all Licensed Products sold or distributed by TI under this Agreement and the amounts of Running Royalties payable to Sonics under this Section 7. The Auditors will only report to Sonics whether the Running Royalties paid to Sonics by TI were or were not correct, and if incorrect, the correct amounts for Running Royalties. In the event that the Auditors determine that the Running Royalties paid to Sonics by TI were incorrect, the Auditors will deliver to TI a detailed report (“Report”) supporting such conclusion. If TI and the Auditors are unable to agree on the contents of the Report then TI will (i) disclose to Sonics that part of the Report with which TI disagrees and (ii) produce evidence supporting TI’s contention that such part of the Report is incorrect. Thereafter TI and Sonics shall enter into good faith negotiations to promptly resolve the issue.

7.8.	Such audit shall be at Sonics’ expense unless it reveals an underpayment or overpayment of Running Royalties of [***] or more, in which case TI shall reimburse Sonics for the costs of such audit. TI shall make good any underpayment of royalties forthwith. If the audit identifies that TI has made an overpayment, the amount overpaid will be, at TI’s option, returned forthwith or credited to the next such payment or payments to be made by TI.

7.9.	TI shall have the right upon thirty (30) days prior notice to Sonics to conduct an audit, through an independent third party auditor that is mutually acceptable to TI and Sonics, relevant records and agreements of Sonics

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necessary to ensure that the obligation with respect to Section 8.4 (“MFN”) are being fully met. Sonics shall not unreasonably withhold its approval of TI’s independent auditor. The audit may be conducted not more often than once annually and must be carried out during normal business hours of Sonics in such a way as not to unreasonably interfere with Sonics business operations. The independent auditor shall only report to TI whether Sonics has or has not complied with the obligation with respect to Section 8.4, and if not, the amount of any overpayment. Sonics shall reimburse to TI any overpayment that is disclosed by the audit together with TI’s reasonable cost to perform the audit if the audit discloses that Sonics is not in compliance with the MFN.

7.10.	In consideration of the maintenance and support services provided by Sonics to TI under Section 6 hereof, Sonics will invoice TI and TI shall pay to Sonics, in advance, an annual support fee as provided in Exhibit A and/or its addenda detailing the Licensed Technology; such fee (“Maintenance Fees”) to be payable within thirty (30) days of the TI acceptance of the Transfer Materials and any required support anniversary thereafter. Thereafter support will be optional to TI; the rate is subject to renegotiation based on “support” experience of the previous two (2) years.

7.11.	If any sum under this Agreement is not paid within thirty (30) days of the due date, then (without prejudice to Sonics’ other rights and remedies) Sonics reserves the right to charge simple interest on such sum (as well after as before any judgment) from the due date to the date of payment at the average of the prime interest rate as quoted by the head office of Citibank N.A., New York in force during the period of default.

7.12.	Save for the first payment of the Initial Fee and the Running Royalties, TI will pay any fee due to Sonics under the terms of this Agreement thirty (30) days from the date of Sonics’ invoice therefore provide such invoice is properly issued in accordance with the terms of this Agreement.
8. Options Exercisable by TI.
8.1.	[***].

8.2.	TI may exercise the rights conferred by Section 5 in respect of all Future Sonics Products.

8.3.	In the event that the development of a Future Sonics Product is delayed, such delay shall not cause such Future Sonics Product to be subject to an increased Option Fee.

8.4.	Sonics will not knowingly enter into any contractual relationship, which nullifies Sonics’ right to license Future Sonics Products to TI pursuant to the terms of this Agreement. Sonics hereby warrants and represents that it has not entered into or agreed to enter into an agreement with a third party granting such third party rights to the Licensed Technology for royalty rates or license fees that are less than those offered to TI under this Agreement. Sonics further warrants and represents that so long as TI is in compliance with the terms and conditions of this Agreement and is then currently paying applicable maintenance fees, Sonics agrees that if (i) Sonics enters into an agreement with a third party for other, additional technology or Future Sonics Products or the Licensed Technology, and (ii) such third party agreement provides for royalty rates or license fees that are lower than that which TI has paid or is paying to Sonics under this Agreement, then Sonics will notify TI of such agreement and offer to TI, in writing, within thirty (30) days of the effective date of such third party agreement, the same royalty rates or license fees and on the same terms and conditions Sonics offered to such third party.

8.5.	In respect of each Future Sonics Products for which TI exercises an option, the Parties shall execute an addendum to Exhibit A detailing the Option Fees, Transfer Materials, applicable Running Royalties, Maintenance Fees (per Section 7.10), delivery schedule, applicable acceptance criteria, and payment schedule.

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Upon TI payment of the applicable License Fee, the Sonics Product shall become Licensed Technology subject to this Agreement.
9. Warranties, Representations and Undertakings.
9.1.	For Sonics:
9.1.1.	Sonics warrants and represents that it is free to enter into this Agreement without breach of any other agreement or obligation to any third party, that it has full legal power and authority to enter into this Agreement, and that no consent or authorization of any third party is required for it to fulfill its obligations under this Agreement.

9.1.2.	Sonics represents and warrants that the Licensed Technology will conform in all material respects to the Specification for a period of one (1) year after acceptance of the Licensed Technology by TI in accordance with the Specification.

9.1.3.	Sonics will use its best efforts to design, develop, productize and maintain the Licensed Technology so that it will not infringe any patent or copyright or misappropriate any trade secret owned or controlled by any third party.

9.1.4.	Nothing contained in this Agreement will be construed as conferring any rights to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation, or simulation thereof of Sonics, or any third party, except expressly provided herein; or conferring by implication, estoppel, or otherwise, upon TI, any license or other right under any Sonics patents, copyrights or trade secrets, except expressly provided herein.

9.1.5.	Sonics represents and warrants the each of the components of Synapse Studio delivered to TI pursuant to Exhibit A in object code form is identical to its counterpart as used in connection with Dolphin, Silicon BackPlane and any other class of Sonics Products currently contemplated by Sonics.

9.1.6.	Sonics represents and warrants that, except as noted in Exhibit A (and/or its addenda) or any SOW, the RTL generated by the normal and intended use of the Licensed Technology are not modifications, contributions or derivative works of any software whose use is governed by an open source license, and that TI’s rights with regard to the RTL are not governed by any such license. Further, except as noted in Exhibit A (and/or its addenda) or any SOW, Sonics shall disable any software governed by an open source license included in the Licensed Technology, which could contaminate the RTL generated by the normal and intended use of the Licensed Technology.
9.2.	For TI:
9.2.1.	TI warrants and represents that it is free to enter into this Agreement without breach of any other agreement or obligation to any third party, that it has full legal power and authority to enter into this Agreement, and that no consent or authorization of any third party is required for it to fulfill its obligations under this Agreement.

9.2.2.	Nothing contained in this Agreement will be construed as:
9.2.2.1.	a warranty or representation by TI to maintain production of any TI semiconductor device or other hardware or software with which the Licensed Technology may be used;

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9.2.2.2.	conferring any rights to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation, or simulation thereof of TI, or any third party; or conferring by implication, estoppel, or otherwise, upon Sonics, any license or other right under any TI patents, copyrights or trade secrets, except expressly provided herein.
10. Indemnification.
10.1.	Sonics will [***] any claim, suit or proceeding brought against TI and will [***].

10.2.	In the event of an infringement allegation for which Sonics is obligated to indemnify TI, Sonics may at its option either: [***].

10.3.	Sonics shall have no liability for any costs, losses or damages resulting from any settlement or compromise incurred or made by TI without Sonics’ prior written consent. Sonics shall have no obligation to defend and shall have no liability for any costs, losses or damages, for any infringement allegation that is based on: [***].

10.4.	TI shall give prompt written notice to Sonics upon becoming aware of circumstances giving rise to a right of indemnity. Within [***] calendar days after receiving such notice, Sonics may notify, in writing, TI of its decision to take control of the defense of any claim made by any third party that is subject to indemnity and, in such circumstances, Sonics shall be entitled to take sole control of the defense and investigation of such claim and to employ attorneys of its sole choice to handle and defend such claim. TI will provide all evidence in its possession, custody or control that relates to such claim, will cooperate in all respects with Sonics in its investigation and defense of such claim and will not prejudice any defense to such claim or attempt to settle or compromise such claim. [***].

10.5.	Notwithstanding the above, Sonics’ aggregate liability pursuant to this Section 10 shall be limited to [***].
11. Confidentiality.
11.1.	Each Party shall treat as confidential all of the other Party’s Confidential Information and shall not use such Confidential Information except as expressly permitted under this Agreement. Without limiting the foregoing, each Party shall use at least the same degree of care that it uses to prevent the disclosure of its own confidential information of like importance, but in no event with less than reasonable care, to prevent the disclosure of Confidential Information. Each Party agrees to limit access to Confidential Information to those of its employees and contractors having a reasonable need to know such information in connection with this Agreement or their reasonable business needs. Any person to whom such Confidential Information is disclosed by a Party shall be subject to the same obligations as regards disclosure and non-use as apply to the Party making such disclosure. Each Party shall assume responsibility and accept liability for the non-fulfillment of these obligations from any person given access to the Confidential Information. Neither Party shall directly or indirectly cause or permit any Confidential Information of the other Party to be copied or reproduced, except as expressly permitted by this Agreement, unless such copy or reproduction is necessary to fulfill the purposes of this Agreement. Any confidentiality or proprietary marking made by the disclosing Party shall not be altered or destroyed on any such copy. Disclosures by either Party in nondocumentary form made orally or by visual inspection shall be deemed Confidential Information and protected hereunder provided that it is designated as confidential at the time of disclosure and reduced to a written summary, which is marked in a manner to indicate its confidential nature, that is delivered by the disclosing Party to the receiving Party within thirty (30) days after its oral or visual disclosure.

11.2.	The obligations in this Section 11 shall not apply if and to the extent that the Confidential Information: (i) was already known to such Party prior to its first receipt of the same from the other Party free of confidentiality obligations; (ii) was in the public domain at the time it was disclosed or is subsequently placed in the public domain without breach of this Agreement; (iii) was received by a Party in good faith from a third party lawfully in possession thereof and without an obligation to maintain the confidentiality of the Confidential Information; (iv) was developed independently by a Party’s employees or subcontractors who have not had access to or benefit of any of the Confidential Information; (v) was required by law to be disclosed, provided that prior to disclosure the receiving Party shall first provide sufficient advance notice of the required disclosure to the disclosing Party to allow the disclosing Party a reasonable opportunity to seek a protective order or otherwise prevent or limit such disclosure; or (vi) was approved for release in advance and in writing by a Party. The obligations imposed by this Section 11 shall expire ten (10) years after the first delivery of such Confidential Information to the recipient, unless such Confidential Information is classified by the disclosing Party as Limited Confidential Information, in which case the obligations imposed by this Section

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11	shall expire three (3) years after the first delivery of such Confidential Information. Sonics agrees that all user documentation provided to TI hereunder shall be “Limited Confidential Information” and TI shall be free to copy, use and distribute it internally in any way it sees fit.
11.3.	TI reserves the right to work independently or with third parties to develop smart busses/interfaces for use in the design of integrated circuits. Nothing in this Agreement shall be construed to prevent TI from using in such bus/interface development any TI personnel who have had access to Sonics’ Confidential Information so long as such TI personnel do not use any Sonics’ Confidential Information. TI shall be free to use any Residuals for such development, provided that TI maintains the confidentiality of the Confidential Information in accordance with this Agreement. For the purposes of this Section 11.3 “Residuals,” means that Confidential Information in non-tangible form, which may be retained in the unaided memories of individuals who have had rightful access to such Confidential Information under this Agreement and who are subject to confidentiality obligations with respect to such Confidential Information. Any integrated circuit utilizing a bus/interface that results from such other development and that is not derived from the Smart Core RTL or the Transfer Materials shall not be a Licensed Product within the scope of this Agreement. This Agreement shall be construed to expressly permit unrestricted use and disclosure of such other bus/interface by TI and its customers; no payment of any kind will be due Sonics in connection with use and disclosure of such other bus/interface; provided, such bus/interface does not infringe upon valid patent rights of Sonics or use Sonics’ Confidential Information in violation of this Agreement.
12. Term and Termination.
12.1.	Term. This Agreement shall commence on the Effective Date and continue in force except as it may be terminated in accordance with the provisions of Section 12.2 or 12.3.

12.2.	Termination by Parties. If either Party breaches a material provision of this Agreement and does not cure that breach within thirty (30) days after receiving from the other Party written notice in accordance with the terms of this Agreement, the non-breaching Party shall have the right, subject to Section 12.6, to: (i) suspend performance or payment until the breach is cured; (ii) terminate this Agreement; or (iii) seek such other remedies as are available at law or equity and are not limited by the terms of this Agreement.

12.3.	Bankruptcy. Should either Party: (i) make an assignment for the benefit of creditors; (ii) file or have filed against it a petition in bankruptcy or seeking reorganization that is not dismissed within sixty (60) days from filing; (iii) have a receiver appointed; or (iv) institute any proceedings for liquidation or winding up; then the other Party may, in addition to other rights and remedies it may have, terminate this Agreement immediately by written notice.

12.4.	Obligation Upon Termination. Upon termination of this Agreement, each Party shall return to the other Party any Confidential Information received hereunder for which the Party’s rights do not survive. Each Party shall provide written confirmation of such return or destruction to the other Party within thirty (30) days after termination.

12.5.	Survival. The following Sections of this Agreement shall survive termination or expiration of the Agreement: 1 (Definitions); 4 (Title); 5 (Licenses); 7 (License Fees and Royalties); 9 (Warranties, Representations and Undertakings); 10 (Indemnification); 11 (Confidentiality); 12.5 (Survival); 13 (Damage Limitation); and 14 (General).

12.6.	In the event of any termination of this Agreement by TI pursuant to Sections 12.2 or 12.3 prior to Sonics delivery of the Transfer Materials, Sonics may elect at its option either to (i) refund all payments previously paid by TI and retain all work in progress or (ii) refund all payments previously paid by TI, less a

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reimbursement of the actual net cost of work performed prior to termination and deliver the work in process to TI within 30 days of the termination. In no event shall such net cost exceed the total payments made.
12.7.	In the event that ownership or control of Sonics is acquired by a semiconductor competitor to TI, TI shall have the right to terminate, upon written notice, any further cooperation with respect to modification of Sonics Cores. Sonics must notify TI, promptly, of its intention to be so acquired; TI shall within thirty (30) days advise Sonics whether or not TI would exercise its rights under this Section.
13. Damage Limitation.
EXCEPT FOR THE OBLIGATIONS SET FORTH IN SECTION 10 AND AS EXPRESSLY PROVIDED IN SECTION 11, NEITHER PARTY SHALL BE LIABLE FOR ANY LOST PROFITS, LOSS OF GOODWILL, OVERHEAD, COST OF COVER OR OTHER INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED, AND WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE. THESE LIMITATIONS SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY HEREIN.
14. General.
14.1.	Severability. If any provision of this Agreement or the exhibit(s) is held to be ineffective, unenforceable or illegal for any reason, in whole or in part, such decision shall not affect the validity or enforceability of any or all of the remaining portions thereof. Any such invalid, illegal or unenforceable provision or portion thereof shall be changed and interpreted so as to best accomplish the objectives of such provision or portion thereof within the limits of applicable law or applicable Court decision.

14.2.	Assignment. Upon sale of a TI business, TI may assign to the acquiring entity, without further charge and without obtaining Sonics’ consent, all copies of Licensed Technology utilized by such divested business, subject to the terms and conditions of this Agreement. Sonics may assign this Agreement, without obtaining TI’s consent, in connection with a sale of all or substantially all of the business or assets of Sonics, whether by merger, reorganization, acquisition, sale or otherwise to any third party that does not compete with TI in the fields of wireless cellular devices or wireless personal digital assistants. Otherwise, this Agreement may not be transferred or assigned by either Party, by operation of law or otherwise without the prior written consent of an authorized representative of the other.

14.3.	Governing Law. This Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of Texas, without regard to principles of conflicts of laws. The Parties expressly stipulate that the 1980 United Nations Convention on Contracts for the International Sale of Goods shall not apply, nor shall the Uniform Computer Information Transactions Act apply. Sonics consents to the jurisdiction of Texas courts.

14.4.	Waiver. No failure or delay on the part of either Party in the exercise of any power, right or privilege under this Agreement shall operate as a waiver of such power, right or privilege, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of that or of any other right, power or privilege.

14.5.	Notice. Any notice required or permitted to be given will be in writing and may be personally served, or sent by mail, and will be deemed to have been given: if personally given, when served; or if mailed by certified mail-return receipt requested, on the fifth business day after deposit in the United States mail with postage

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prepaid and properly addressed as follows or at such other address that either Party provides by advance written notice to the other Party.

If to TI:	If to Sonics:

Texas Instruments Incorporated	Sonics, Inc.
12500 TI Boulevard, MS 8723	2440 W. El Camino Real, Suite 600
Dallas, Texas 75265	Mountain View, CA 94040
Attention: Alain Mutricy	Attention: President

With a copy to:	With a copy to:

General Counsel	Director – Legal Affairs
Texas Instruments Incorporated	Sonics, Inc.
7839 Churchill Way, MS 3999	2440 W. El Camino Real, Suite 600
Dallas, Texas 75251	Mountain View, CA 94040
14.6.	Export Controls. Unless prior authorization is obtained from the U.S. Department of Commerce, neither Party nor its affiliates will knowingly export, re-export, or release, directly or indirectly, any product(s), technology or software (as defined in Part 772 of the Export Administration Regulations of the U.S. Department of Commerce (“EAR”)) received from the other Party, or export, directly or indirectly, any direct product of such product(s), technology or software (as defined in Part 734 of the EAR), to any destination to which the export, re-export or release of the product(s), technology or software or direct product is prohibited by EAR. Each Party has provided the assurances herein in compliance with Part 740 (Technology and Software under Restriction) of EAR. Each Party will obtain any necessary license or other documentation prior to the exportation or re-exportation of any product(s), technology or software acquired under this Agreement or any direct product of any such product(s), technology or software. Neither Party will sell, export, re-export or otherwise dispose of any such product(s), technology or software to any third party prohibited by U.S. or applicable non-U.S. laws. Each Party will give notice of the need to comply with the foregoing to any third party believed to have the intention of exportation. Each Party will obtain, at its own expense, licenses and other documents as necessary to fulfill its obligations hereunder. If necessary licenses or other documentation cannot be obtained, TI may terminate this Agreement and be excused from performance.

14.7.	Other Licenses. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon either Party any license or other right except the licenses and rights expressly granted under this Agreement.

14.8.	Status as Independent Contractors. The Parties are independent contractors. Neither has the authority to bind the other to any third person or act in any way as the representative of the other, unless otherwise expressly agreed to in writing by authorized representatives of both Parties.

14.9.	Public Announcement. All public announcements or disclosures regarding the existence or terms of this Agreement or use of either Party’s name by the other Party shall be made only after the Party seeking to make such announcement, disclosure or use has obtained the prior written consent of the other Party.

14.10.	Solicitation. During the Term of this Agreement, each Party will not directly solicit or induce any of the employees of the other Party, which are then currently working on any of the Licensed Technology to leave the employ of such other Party.

14.11.	Entire Agreement. This Agreement and the attached Exhibit (s) and the Specification(s) contain the entire agreement and understanding of the Parties with respect to this subject matter and supersede all prior agreements, understandings and representations. No addition or modification to this Agreement is valid unless made in writing and signed by authorized representatives of the Parties. This Agreement may be executed in counterparts; each of which shall be deemed an original but all of which together shall constitute

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one and the same instrument. A faxed signature shall have the same legally binding effect as an original signature.
IN WITNESS WHEREOF, each of the Parties hereto has caused the Agreement to be executed in duplicate originals by its duly authorized officers or representatives.

TEXAS INSTRUMENTS INCORPORATED		SONICS INC.

By:	/s/ Giles Delfassy	By:	/s/ Grant A. Pierce

Name:	Giles Delfassy	Name:	Grant A. Pierce

Title:	Senior Vice President	Title:	President & CEO

Date:	March 3, 2003	Date:	March 3, 2003

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Exhibit A

Exhibit A
A. Smart Core Technology
Sonics Product class: Synapse 3220 class of Sonics Products: Fully synthesizable, internally synchronous shared bus interconnect connecting centrally located initiators with memory mapped lower bandwidth peripherals in low power applications.
B. Payment Schedule.
Payment will be due, in accordance with the terms of the Section 7 of the Technology License Agreement only upon the successful completion of each Milestone as set forth below. The Milestone Delivery Date is the target date for delivery of the Milestone.

Milestone		Payment
Delivery Date	Milestone Event	US$
Complete	Specification, Acceptance Criteria, Final Deliverable list, and project plan signoff by Sonics and TI	[***]

Complete	Licensed Technology limited release, as defined in the mutually executed Final Deliverables list and project plan	[***]

01/27/2003	TI’s acceptance of fully functional, fully debugged and optimized Licensed Technology, ready for integration in TI Licensed Products.	[***]

TBD by TI	Tape out of first design incorporating Licensed Technology	[***]
	Total Fees	[***]
C. Running Royalty Schedule.
Not applicable to Licensed Products using only the Synapse 3220 class of Smart Cores. Pre-paid royalties for the Licensed Products [***] and perpetual license fees [***] for the Licensed Technology are included in their entirety in the Total Fees shown in the Payment Schedule, above.
D. Maintenance.
Sonics will provide maintenance and support described in Section 6, for the Sonics Product, subject to payment by TI of Maintenance Fees below for the maintenance periods shown below. Effective as of 02/26/2009, maintenance for the Sonics Product set forth in this Exhibit A will include bug fixes, updates and upgrades at a maintenance fee to be negotiated.

Maintenance Term	Maintenance Fee US$	Optional [O]or Required [R]
8/26/2002-02/25/2004	[***]	Not Applicable
02/26/2004-02/25/2005	[***]	R
02/26/2005-02/25/2006	[***]	O
02/26/2006-02/25/2007	[***]	O
02/26/2007-02/25/2008	[***]	O
02/26/2008-02/25/2009	[***]	O
Beyond 02/26/2009	[***]	O
Sonics License

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Exhibit A

E. Transfer Materials. (as defined in Section 1.14)

Item	Name and Description	Format/Classification
Smart Core*	Synapse 3220 Smart Core	Unencrypted RTL Code

Synapse Studio	Configuration tools in SOCCreator™
Graphical User Interface for SOCCreator
Synapse 3220 specific extensions to GUI and configuration tools
RTL generator
Disassembler
Testbench generator
Synthesis script generator for SOCCreator
Interconnect floorplanner & physical layout interface
SystemC model
	FLEXlm license keySOCCreator™	Object Code

(Sonics shall make all Documentation available on-line and/or secure FTP.)

Documentation**	Synapse 3220 Reference Guide
Synapse 3220 Hardware Reference Guide
Synapse Tool Guide
Synapse Tool Flow Storyboard
Release Notes and Installation Instructions
Architecture Specification
External Engineering Specification
Verification Methodology Specification
Functional Test Plan
Performance Test Plan
Register Manual
Block diagrams	Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Confidential Information
Confidential Information
Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information

*Note:	The Smart Core shall be made available to TI in un-obfuscated, human-readable RTL Code to permit TI to make any modifications thereto as permitted in Section 5 of this Agreement.

**Note:	Except for the documents that are specifically classified otherwise, all documentation listed in this Transfer Materials table, shall be considered “Limited Confidential Information” as defined in Section 11.2 of the Agreement.
F. Specification — Synapse 3220 class of Sonics Product
•	Automatic generation of an on-chip interconnect designed to efficiently connect many target cores distributed across an integrated circuit:
o	Synthesizable RTL output, with synthesis scripts.

o	User parameters allow configuration to meet design requirements.

o	GUI interface for rapid prototyping, analysis, and refinement.
•	Interconnect parameters:
o	Up to 4 OCP-compliant initiators and 64 OCP-compliant targets

o	Address width configurable up to 24 bits.

o	Data widths configurable per-target to 8, 16, or 32 bits.

o	Static endianess: big or little.

o	Non-blocking with fair arbitration
•	Optional high-priority for single initiator
o	Target OCP interfaces: fully synchronous or divided synchronous.

o	Peak bandwidth of 332 Mbytes/sec at 166 MHz.

o	Latency: 1 cycle on request, 1 cycle on response at 100 MHz.
•	Power management interface.

•	User can define unique signaling to cores via “sideband” signals.

•	Traffic from initiator to target is confirmed via response signals.

•	Resource locking supported via OCP Read Exclusive / Write transactions.

•	Error detection/recovery includes:
o	Watch dog timers to identify non-responding peripherals.

o	Individual target resets possible to accommodate individual peripheral recovery via firmware control.
•	Security logic provides user-configurable access control to targets by each initiator.

•	Debug is supported via the capture of transactions at a 1:1 clock ratio.

•	A test bench is configured automatically from the user’s selected options.

•	Floor planning is supported in a customer’s tool flow using industry-standard interfaces.

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Exhibit A

G. Acceptance Criteria
Following is the initial list of Deliverables. Final version of Deliverables and Acceptance Criteria are to be defined and signed off by both Project Managers as part of the Design Specification and are included in the first Milestone Event of the Synapse 3220 class of Sonics Products:

Synapse 3220 Limited Release:
• [***]

Synapse 3220 General Release:
• [***]
H. Open Source Software Programs
The following Open Source Programs will be provided free-of-charge, under the respective license agreements, for use with the Sonics Product.
Open Source Programs

Is there any potential that
this program does expose RTL
to contamination?
Item	Title of Open Source Software Program	(Reference Section 9.1.6)	Yes or No
1		OVL (Open Verification Library) (This open source is not disabled, but may be disabled by TI prior to generation of RTL for a Smart Core) http://www.verificationlib.org/gui/Open_Source_02-09-01.doc	Yes
2		TestBuilder http://www.testbuilder.net/license.thtml	No
3		SystemC http://www.systemc.org	No
4	LEF/DEF
http://www.openeda.org/cgibin/oedaFileServer.cgi/lef_5.5_beta.tar.Z?action=license&xfi lename=lef_5.5_beta.tar.Z&xcount=LEFDEF&location=1&capture=LD&xlic=LDagreement_ 061802.
		html&fileID=ID%3A&required=action%7Cxfilename%7Clocation%7Ccapture%7Cxcount%7Cxlic%7Cf ileID&PA=NO+-+NEW+User+Download	No
5		Python 1.5.2 http://www.python.org/dev/doc/devel/mac/node96.html	No
6		Tcl/Tk 8.0.5 and BLT 2.4	No
7		zlib 1.1.3	No
8		gnu M4	No
It is covered under the GNU GENERAL PUBLIC LICENSE.
9		C/C++ runtime library	No

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Template — Addendum to Exhibit A

TEMPLATE for Addendum __ to Exhibit A
to
Technology License Agreement
A. Smart Core Technology.

Sonics Product class: class of Sonics Product shall mean [insert definition]

B.	Payment Schedule.

Payment of License Fees and/or Milestone Events for class designs (Licensed Technology) will be due, only upon the successful completion of the Milestone Events set forth below:

Payment Schedule
Milestone Delivery		Payment
Date	Milestone Event	US$

C.	Royalty Schedule.

Running Royalties, if any, for Licensed Products embedded with a Smart Core from a ____ class of Sonics Products will be paid in accordance with Agreement Section 7.2 and the following Royalty Schedule.

Royalty Schedule
Unit Volume (in millions)	Running Royalty Rate

D.	Maintenance.

Sonics will provide maintenance services, training and/or technical support described in Agreement Section 6.1 for the Licensed Technology, subject to payment of Maintenance Fees by TI, in accordance with Section 7.10, for the maintenance periods shown below.

Maintenance & Support Services
Maintenance Term	Maintenance Fee US$	Optional or Required

The fees, if any, for further maintenance services, training and/or technical support after the expiration of the last maintenance term shown above shall be as negotiated in good faith by the Parties.

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Template — Addendum to Exhibit A

E.	Transfer Materials. (as defined in Section 1.14)

Item	Name and Description	Format/Classification
Smart Core*		Unencrypted RTL Code

Synapse Studio	Configuration tools in SOCCreator™
Graphical User Interface for SOCCreator
Synapse 3220 specific extensions to GUI and configuration tools
RTL generator
Disassembler
Testbench generator
Synthesis script generator for SOCCreator
Interconnect floorplanner & physical layout interface
SystemC model
	FLEXlm license key SOCCreator™	Object Code

(Sonics shall make all Documentation available on-line and/or secure FTP.)

Documentation**	Smart Core Reference Guide
Smart Core Hardware Reference Guide
Smart Core Tool Guide
Smart Core Tool Flow Storyboard
Release Notes and Installation Instructions
Architecture Specification
External Engineering Specificatio
Verification Methodology Specification
Functional Test Plan
Performance Test Plan
Register Manual
Block diagrams	Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Confidential Information
Confidential Information
Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information
Limited Confidential Information

*Note:	The Smart Core (above) shall be made available to TI in un-obfuscated, human-readable RTL Code to permit TI to make any modifications thereto as permitted in Section 5 of this Agreement.

**Note:	Except for the documents that are specifically classified otherwise, all documentation listed in this Transfer Materials table, shall be considered “Limited Confidential Information” as defined in Section 11.2 of the Agreement.
F. Design Specification.
G. Acceptance Criteria.
Following are the preliminary acceptance criteria for the ____ class of Sonics Products: Final Acceptance Criteria will be defined and signed off by the Parties’ Project Managers as part of the first Milestone Event.
H. List of Open Source Software Programs. (Reference Section 9.1.6)

Open Source Software Programs
Is there any potential that
this program does expose
RTL to contamination?
Item	Title of Open Source Software Program	(Reference Section 9.1.6)	Yes or No

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Template — Addendum to Exhibit A

IN WITNESS WHEREOF, each of the Parties hereto has caused this Addendum _ to Exhibit A to the Technology License Agreement “LIC#15635 between TI and Sonics to be executed in duplicate originals by its duly authorized officers or representatives.

Texas Instruments Incorporated	Sonics Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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Addendum 1 to Exhibit A

Addendum 1 to Exhibit A — Technology License Agreement
A. Smart Core Technology.
Sonics Product class: Dolphin class of Sonics Products: Fully synthesizable, internally synchronous distributed full or partial crossbar interconnect with distinct request and response paths and memory mapped targets for low power applications.
B. License Fee Payment Schedule.
Payment of Technology license fees for Dolphin class Licensed Product designs (Licensed Technology) will be due, only upon the successful completion of the Development Milestone Events set forth below. License fees are due upon receipt of the Commencement Notice.

Milestone Event	License Fee - US$
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
•	A “Tape Out” shall be deemed to occur upon TI’s internal or external delivery of mask layout information for a semiconductor device design for pattern generation or fracturing.

•	TI shall deliver a Commencement Notice under the provisions of Section 3.2 of the Agreement for each new semiconductor design for which up-front license fees are payable to Sonics.

•	The license fee for each new device design that is based on a Dolphin Class Sonics Product is provided in the Payment Schedule, above, and shall be payable upon TI’s delivery of a Commencement Notice in accordance with the requirements of Section 3.2 of the Agreement. If TI does not thereafter release such device to commercial volume, TI may apply the license fee paid for such device to a new device by so notifying Sonics in the Commencement Notice for the new device. Each new design shall be deemed to occur based on a change to the part number assigned to a TI semiconductor device. For purposes of this Agreement, process geometry shrinks, bug fixes (revisions), package differences with the same die, and/or modifications to software bundling that do not affect the defined features of a design shall not be considered new designs.
Up Front License Fee associated with Contract Execution Fee. The “Up Front License Fee associated with Contract Execution Fee” of [***] in the above table shall be paid by TI to Sonics as follows: (i) [***] upon signing and [***] shall be paid upon acceptance by TI of the Dolphin Outline Specification, Transfer Materials and Acceptance Criteria attached to the Addendum 1 to Exhibit A of the Agreement. Upon completion of a “Development Milestone Event” by Sonics and acceptance thereof by TI, the corresponding amount of the Contract Execution Fee shall be deemed earned by Sonics and such amount shall become non-refundable. In the event that the Agreement is terminated under the provisions of Section 12 of this Agreement prior to the completion of all of the Milestone Events, any amount remaining of the Contract Execution Fee (that has not been earned by Sonics) shall be promptly refunded by Sonics to TI.

Estimated Date	Development Milestone Delivery Event Description	Credit - US$
03/01/03	Completion & TI acceptance of the Outline Specification, Deliverables and Acceptance Criteria (Development Milestone 1)	[***]
06/15/03	Completion & TI acceptance of the Design Review (Development Milestone 2)	[***]
08/15/03	Completion & TI acceptance of the Dolphin Limited Release (Development Milestone 3)	[***]
11/15/03	Completion & TI acceptance of the Dolphin General Release, including 1st paid license of Dolphin (Development Milestone 4)	[***]

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Addendum 1 to Exhibit A

C. Royalty Schedule.
Running Royalties for Licensed Products embedded with a Smart Core from a Dolphin class of Sonics Products will be paid in accordance with Agreement Section 7.2 and the following schedule.

Unit Volume (in millions)	Running Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
D. Maintenance.
Sonics will provide maintenance and support described in Agreement Section 6.1 for the Licensed Technology, subject to payment by TI of Maintenance Fees below for the maintenance periods shown below.

Maintenance Term	Maintenance Fee US$	Optional or Required
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
•	The fees, if any, for further maintenance services, training and/or technical support after the sixth maintenance term shall be as negotiated in good faith by the Parties.

•	NOTE: TI agrees to pay to Sonics a supplemental maintenance fee of [***] in addition to the annual maintenance fee shown above each time that Sonics releases an “upgrade” to the Dolphin class of Sonics Products. An upgrade, for purposes of this Exhibit, shall mean a functional or feature-set change or addition, to the Dolphin class of Sonics Products, provided, however, that TI shall not have to pay more than one such supplemental maintenance fee per annual maintenance term, regardless of the number of upgrades that Sonics may release during any one annual term.
E. Transfer Materials. (as defined in Section 1.14)

Item	Name and Description	Format/Classification
Smart Core*	Dolphin class	Unencrypted RTL Code

Configuration tools in SOCCreator™
Graphical User Interface for SOCCreator
Dolphin specific extensions to GUI and configuration tools
RTL generator
Synapse Studio	Disassembler	Object Code
Testbench generator
Synthesis script generator for SOCCreator
Interconnect floorplanner & physical layout interface
SystemC model
FLEXlm license key SOCCreator™

(Sonics shall make all Documentation available via on-line and/or secure FTP.)

Documentation**	Dolphin Reference Guide	Limited Confidential Information
	Dolphin Hardware Reference Guide	Limited Confidential Information
	Dolphin Tool Guide	Limited Confidential Information
	Dolphin Tool Flow Storyboard	Limited Confidential Information
	Release Notes and Installation Instructions	Limited Confidential Information

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LIC#15635
Addendum 1 to Exhibit A

Item	Name and Description	Format/Classification
	Architecture Specification	Confidential Information
	External Engineering Specification	Confidential Information
	Verification Methodology Specification	Confidential Information
	Functional Test Plan	Limited Confidential Information
	Performance Test Plan	Limited Confidential Information
	Register Manual	Limited Confidential Information
	Block diagrams	Limited Confidential Information

*Note:	The Smart Core shall be made available to TI in un-obfuscated, human-readable RTL Code to permit TI to make any modifications thereto as permitted in Section 5 of this Agreement.

**Note:	Except for the documents that are specifically classified otherwise, all documentation listed in the Transfer Materials table, above, shall be considered “Limited Confidential Information” as defined in Section 11.3 of the Agreement.
F. Specification — Dolphin class of Sonics Products
1.	Automatic generation of an on-chip interconnect with a full or partial cross-bar topology

2.	Synthesizable RTL output optimized for power, latency, bandwidth, and area according to user configuration and design requirements

3.	Flexible pipelines dimensioned to meet interconnect frequency requirements

4.	Synopsys Design Compiler script generation to match RTL output

5.	Graphical user interface for rapid configuration, prototyping and design trade-off analysis

6.	OCP-IP 2.0 compliant IP core socket interface

7.	Zero-cycle latency, low logic overhead bridges to AMBA AHB-lite and OCP-IP 1.0 with Sonics extensions

8.	Optimized for up to 15 initiator and 15 target IP cores

9.	Peak bandwidth of 3.2 GBytes/sec (16 Bytes x 200 MHz) for each independent path

10.	Shared path between multiple initiators and multiple targets (available, but not highly optimized)

11.	Variable latency depending on interconnect frequency and physical distance between initiator and target IP cores

12.	Choice of burst interleaving per target

13.	Resource locking supported via ReadExclusive / Write transactions (blocking synchronization) and ReadLinked / WriteConditional transactions (non-blocking synchronization)

14.	Address width configurable per IP core: up to 40 bits

15.	Data widths configurable per IP core: 16, 32, 64 or 128 bits

16.	Endianness configurable per IP core

17.	Configurable mapping of IP core sideband signals

18.	Accommodation of different clock frequencies for different IP cores: 1:N and asynchronous

19.	Security logic to enforce initiator-based access permissions of target IP cores

20.	Debug support via the capture of transactions from internal probe points in real time. User completes this with the addition of capture buffers or some means of data analysis or off-chip transfer.

21.	Per initiator-target path quality-of-service levels for control over latency and/or bandwidth.

22.	Power management to allow shutdown of individual IP cores or regions of the interconnect under system software control

23.	Error handling features to enable forwarding of target errors to initiator IP cores as well as detection of unsupported commands, protection violations, and addressing errors

24.	Watch dog timers per initiator and target to allow identification and isolation of faulty IP cores

25.	Optional error logging support

26.	Optional error recovery support, including individual IP core resets under system software control

27.	Run-time configurability of security, quality-of-service, error handling, core interaction, and power management mechanisms

28.	Automatically configured test-bench to match the configuration of the interconnect

29.	Floor planning support to optimize the interconnect configuration according to the chip layout

30.	Import and export of layout information from/to commercial floorplanner tools via LEF and DEF formats

31.	Cycle-approximate SystemC model for early architectural analysis and software development
Following is the Preliminary Dolphin Outline Specification for the Dolphin class of Sonics Products. Final Dolphin Specification will be mutually agreed by both Parties’ Project Managers as part of the first Development Milestone Event.
Dolphin Outline Specification

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LIC#15635
Addendum 1 to Exhibit A

G. [***].
     [***].
H. Open Source Software Programs

Open Source Programs
Is there any potential that
this program does expose RTL
to contamination?
Item	Title of Open Source Software Program	(Reference Section 9.1.6)	Yes or No
1	OVL (Open Verification Library)(This open source is disabled, but may be enabled by Sonics upon express written request of TI prior to generation of RTL for a Smart Core)
	http://www.verificationlib.org/gui/Open_Source_02-09-01.doc		Disabled
2	TestBuilder		No
http://www.testbuilder.net/license.thtml
3	SystemC		No
http://www.systemc.org
4	LEF/DEF
	http://www.openeda.org/cgibin/oedaFileServer.cgi/lef_5.5_beta.tar.Z?action=license& xfilename=lef_5.5_beta.tar.Z&xcount=LEFDEF&location=1&capture=LD&xlic= LDagreement_061802.html&fileID=ID%3A&required=action%7Cxfilename%7Clocation%7Ccapture%7Cxcount% 7Cxlic%7CfileID&PA=NO+-+NEW+User+Download		No
5	Python 1.5.2		No
http://www.python.org/dev/doc/devel/mac/node96.html
6	Tcl/Tk 8.0.5 and BLT 2.4		No
7	zlib 1.1.3		No
8	gnu M4 It is covered under the GNU GENERAL PUBLIC LICENSE.		No
9	C/C++ runtime library		No

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LIC#15635
Exhibit B

Exhibit B
TRADEMARK LICENSE AGREEMENT
This Trademark License Agreement between the Parties, is subject to and hereby incorporated in the Technology License Agreement. In consideration of the mutual covenants and promises contained in this Agreement, Texas Instruments and Licensee agree as follows:
1. Definitions. For the purposes of this Agreement, the following terms will have the meanings set forth below.
1.1 “Intellectual Property Rights” means copyright, trademark, trade name, and other similar intellectual property rights, but excludes patents and trade secrets.
1.2 “Trademarks of Texas Instruments” means Texas Instruments and design, OMAP™, OMAP Texas Instruments Technology Independent Technology Center Logo, and any other marks that Texas Instruments may adopt.
1.3 “Licensed Trademarks” means only the Trademarks of Texas Instruments described as the OMAP™ word trademark that is set forth in Attachment A to this Trademark License Agreement.
1.4. “OMAP™ Products of Texas Instruments” means products from Texas Instruments that are sold under the trademarks OMAP™ and OMAP Texas Instruments Technology Logo.
1.5. “Qualifying Licensee Products and Services” means the products made by Licensee and/or the services provided by Licensee that are based on or made to work with OMAP™ Products of Texas Instruments.
2. License Grant
2.1 Subject to Licensee’s full compliance with this Agreement, Texas Instruments hereby grants and Licensee accepts a personal, worldwide, non-exclusive, non-transferable, royalty-free, revocable license to use the Licensed Trademarks on or with Qualifying Licensee Products and Services after obtaining prior written approval from Texas Instruments to use the Licensed Trademarks on a product or with a service. The Licensed Trademarks are not to be used by Licensee except after receiving prior written approval from Texas Instruments. No other right, title, or license is granted hereunder.
2.2 Limitations on License Grant to Use Licensed Trademarks
This license is limited to using the Licensed Trademarks on or with Qualifying Licensee Products and Services after obtaining prior written approval from Texas Instruments to use the Licensed Trademarks on a product or with a service and does not extend to any other use whatsoever. Licensee may not use any other Trademarks of Texas Instruments in any advertising or promotional materials prepared by Licensee or any third party. Except as granted herein, Licensee may not reproduce, modify, or distribute any Trademarks of Texas Instruments or allow others to do so. These limitations do not prohibit textual use of the Licensed Trademarks in advertising and promotional materials for Qualifying Licensee Products and Services that Licensee is selling, so long as such product trademarks are used properly as trademarks with the appropriate trademark symbol and attribution legend as required by Paragraph 4.3 of this Agreement. Upon request of Texas Instruments, Licensee will promptly send copies of all advertising and promotional materials to their marketing communications contact at Texas Instruments.
3. Quality of Qualifying Licensee Products and Services
Licensee may use the Licensed Trademarks only on or with high-quality Qualifying Licensee Products and Services that at least meet the performance standards customary in the industry of the Qualifying Licensee Products and Services. Licensee agrees not to alter the functionality of, or re-mark, any OMAP™ Products of Texas Instruments. Licensee shall comply with all applicable laws and regulations in the manufacture, assembly, marketing and sale of Qualifying Licensee Products and Services to which Licensee affixes the Licensed Trademarks or with which Licensee uses the Licensed Trademarks.
Sonics License

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LIC#15635
Exhibit B

4. Proper Usage of Licensed Trademarks
4.1 Licensee shall use the Licensed Trademarks in conformance with the OMAP™ Texas Instruments Technology Independent Technology Center Logo Branding Guidelines attached to this License as Attachment B. Texas Instruments may modify the Logo or the Branding Guidelines and Licensee will use the new Logo or new Guidelines on its advertising and promotional materials for Qualifying Licensee Products and Services within sixty (60) days of receipt of the new Logo and/or Guidelines from Texas Instruments or within a term as agreed by Texas Instruments.
4.2 Licensee shall not alter or modify the Licensed Trademarks in any way. Licensee may not alter any Trademarks of Texas Instruments in any way, nor may Licensee integrate any Trademarks of Texas Instruments into any of Licensee’s own trademarks, logos, or designs, nor may Licensee use any marks or logos that are confusingly similar to any Trademarks of Texas Instruments.
4.3 Licensee shall attribute ownership of all Trademarks of Texas Instruments to Texas Instruments by using the superscript TM designation and generic noun after each Trademark of Texas Instruments and by using the following or like trademark attribution in all graphics or text materials that include the Licensed Trademarks and that advertise or promote any Qualifying Products and Services: “OMAP and OMAP Texas Instruments Technology Independent Technology Center Logo are trademarks of Texas Instruments.”
5. Right to Test and Inspect
5.1. Texas Instruments shall have the right to test any of the Qualifying Licensee Products and Services to determine whether it is a quality product or service that at least meets the performance standards customary in the industry of the Qualifying Licensee Products and Services and whether it meets the definition of the Qualifying Licensee Products and Services in this Agreement. Texas Instruments shall have the right and be given the opportunity to make random checks of the quality of the Qualifying Licensee Products and Services to confirm their compliance with these quality standards. Such tests and random checks will be at Licensee’s expense and conducted at reasonable intervals.
5.2. Texas Instruments shall have the right to inspect any of the Qualifying Licensee Products and Services and any of Licensee’s graphics or text materials, including packaging, users’ manuals, advertising, and promotional materials, as well as Licensee’s manufacturing and sales premises, to ensure that Licensee is in full compliance with Licensee’s obligations under this Agreement.
6. Protection of Intellectual Property Rights of Texas Instruments
6.1 Licensee acknowledges the exclusive Intellectual Property Rights of Texas Instruments in the Licensed Trademarks and all goodwill associated with the Licensed Trademarks. Licensee acknowledges that any and all use by Licensee of the Licensed Trademarks, including the goodwill associated with the Licensed Trademarks, inures solely to the benefit of Texas Instruments. Licensee shall not challenge the ownership and validity of the Intellectual Property Rights of Texas Instruments in and to the Licensed Trademarks.
6.2 Licensee shall not do anything that might harm the reputation or goodwill of Texas Instruments in any of the Trademarks of Texas Instruments. Licensee shall take no action inconsistent with the rights of Texas Instruments in the Trademarks of Texas Instruments. If at any time Licensee acquires any rights in, or registration(s) or application(s) for the Trademarks of Texas Instruments by operation of law or otherwise, Licensee will immediately and at no expense to Texas Instruments assign such rights, registrations, or applications to Texas Instruments, along with any and all associated goodwill.
6.3 In the event Licensee becomes aware of any unauthorized use of the Licensed Trademarks by a third party, Licensee shall promptly notify Texas Instrument in writing, and shall cooperate fully, at the expense of Texas Instruments, in any enforcement of the rights of Texas Instruments against such third party. The right to enforce the rights of Texas Instruments in the Licensed Trademarks and the Trademarks of Texas Instruments rests entirely with Texas Instruments and shall be exercised in the sole discretion of Texas Instruments. Licensee shall not commence any action or claim to enforce the rights of Texas Instruments in the Licensed Trademarks or the Trademarks of Texas Instruments.
7. Indemnity.
[***]

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LIC#15635
Exhibit B

8. DISCLAIMER BY TEXAS INSTRUMENTS
TEXAS INSTRUMENTS MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND RESPECTING THE LICENSED TRADEMARKS OR TRADEMARKS OF TEXAS INSTRUMENTS INCLUDING THE VALIDITY OF THE RIGHTS OF TEXAS INSTRUMENTS IN THE LICENSED TRADEMARKS AND/OR THE TRADEMARKS OF TEXAS INSTRUMENTS IN ANY COUNTRY, AND DISCLAIMS ANY AND ALL WARRANTIES THAT MIGHT OTHERWISE BE IMPLIED BY APPLICABLE LAW.
9. LIMITATION OF LIABILITY
NEITHER PARTY SHALL BE LIABLE FOR ANY LOST PROFITS, LOSS OF GOODWILL, OVERHEAD, COST OF COVER OR OTHER INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED, AND WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE. THESE LIMITATIONS SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY HEREIN.
10. Term, Expiration and Termination:
10.1 The Agreement as amended from time to time shall expire upon termination of the Technology License Agreement.
10.2. Either party may terminate this Agreement with or without cause upon sixty (60) days advance written notice. Either party may immediately terminate this Agreement for breach by the other party upon written notice. Opportunity to cure the breach may be given, but is not required under this Agreement.
10.3. Effect of Expiration or Termination

Upon any termination or expiration of this Agreement, Licensee shall immediately cease all use of the Licensed Trademarks or as agreed by Texas Instruments.
10.4. Continuing Obligations
Obligations of the parties under the provisions of Paragraphs 1, 5, 6, 7, 8, 9, 10.3, 10.4, 11, 12, 13, 14, 16, 17, 18 and 19 shall remain in force notwithstanding the termination or expiration of this Agreement.
11. Assignment
The rights and liabilities of the Parties hereto will bind and inure to the benefit of their successors and assigns, as the case may be. The rights granted to Licensee in this Agreement are personal, and Licensee may not assign this Agreement or any right or obligation of this Agreement, whether in conjunction with a change in ownership, merger, acquisition, the sale or transfer of all, or substantially all or any part of Licensee’s business or assets or otherwise, either voluntarily, by operation of law, or otherwise, without the prior written consent of Texas Instruments. Additionally, any permitted assignment will be subject to a Party’s assignee or transferee agreeing in writing to comply with all the terms and restrictions contained in this Agreement. Any attempted assignment in violation of the provisions of this Section will be void.
12. Choice of Law and Jurisdiction
This Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of Texas, without regard to principles of conflicts of laws. The Parties expressly stipulate that the 1980 United Nations Convention on Contracts for the International Sale of Goods shall not apply, nor shall the Uniform Computer Information Transactions Act apply.
13. Equitable Relief
Licensee recognizes and acknowledges that Licensee’s breach of any of Licensee’s covenants, agreements, or undertakings hereunder will cause Texas Instruments irreparable damage, which cannot be readily remedied by monetary damages in an action at law, and

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LIC#15635
Exhibit B

may, in addition thereto, constitute an infringement of the Intellectual Property Rights and rights under the laws of unfair competition of Texas Instruments. Accordingly, in the event of any default or breach by Licensee, including any action by Licensee that could cause some loss or dilution of the goodwill or reputation of Texas Instruments, or some loss or dilution in rights in any Trademarks of Texas Instruments, Texas Instruments shall be entitled to an immediate injunction in addition to any other remedies available, to stop or prevent such irreparable harm, loss, or dilution.
14. Severability
If any provision of this Agreement or the exhibit(s) is held to be ineffective, unenforceable or illegal for any reason, in whole or in part, such decision shall not affect the validity or enforceability of any or all of the remaining portions thereof. Any such invalid, illegal or unenforceable provision or portion thereof shall be changed and interpreted so as to best accomplish the objectives of such provision or portion thereof within the limits of applicable law or applicable Court decision.
15. Waiver
No failure or delay on the part of either Party in the exercise of any power, right or privilege under this Agreement shall operate as a waiver of such power, right or privilege, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of that or of any other right, power or privilege.
16. Relationship of the Parties
No agency, partnership, joint venture, franchise, or employment relationship is created between Texas Instruments and Licensee as a result of this Agreement. Neither party is authorized to create any obligation, express or implied, on behalf of the other party.
17. No Endorsement
Licensee acknowledges that Texas Instruments makes no claims on behalf of Licensee’s company as to the quality of the products or services Licensee offers. Licensee shall make no claims that Texas Instruments endorses Licensee’s products or services.
18. All notices required by this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, or by facsimile with receipt confirmed, addressed as follows:

Texas Instruments:	Licensee:

Texas Instruments Incorporated	Sonics, Inc.
7839 Churchill Way	2440 W. El Camino Real
P.O. Box 655474	Suite 600
Mail Station 3999	Mountain View, CA 94040
Dallas, Texas 75265	USA
USA
Attn: Manager, Trademark Licensing	Attn: Director, Legal Affairs
Fax: 1-972-917-4418	Fax: 1650-938-2577

With a copy to:
Texas Instruments Incorporated
12500 TI Boulevard, MS 8723
Dallas, TX 75243
Attn: Manager, OMAP Contracts
Either party may change its address by notice given in accordance with this paragraph. Notices given under this paragraph shall be deemed to be duly received seven (7) business days after mailing or upon actual receipt, whichever is earlier.
19. Entire Agreement
This Agreement and the attached exhibits contain the entire agreement and understanding of the Parties with respect to this subject matter and supersede all prior agreements, understandings and representations. No addition or modification to this Agreement is

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LIC#15635
Exhibit B

valid unless made in writing and signed by authorized representatives of the Parties. This Agreement may be executed in counterparts; each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A faxed signature shall have the same legally binding effect as an original signature.
IN WITNESS WHEREOF, the parties, by their duly authorized representatives, execute this Agreement.

TEXAS INSTRUMENTS INCORPORATED	SONICS, INC.

Signature	Signature

Printed Name	Printed Name

Title	Title

Date	Date

Attachments:	Attachment A

Attachment B

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LIC#15635
Attachment A to Exhibit B

Attachment A to Exhibit B
OMAP™ products

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LIC#15635
Attachment B to Exhibit B

Attachment B to Exhibit B
Branding Guidelines
Overview
This document defines the OMAP™ Texas Instruments Technology Independent Technology Center Logo Branding Guidelines that are to be used by members of the OMAP™ Texas Instruments Technology Developer Network. Texas Instruments Incorporated (Texas Instruments) owns several brand trademarks and logos. These guidelines are intended for use by developers of software and hardware products that are based on or are intended to work with OMAP™ Products of Texas Instruments, and who have a separate trademark license agreement with Texas Instruments relating to OMAP™ brand trademarks. Nothing in these Branding Guidelines is to be deemed a license or waiver of Texas Instruments trademark rights. These guidelines are issued pursuant to the “Proper Usage of Licensed Trademarks” paragraph of the trademark license agreement and provide guidance on how to use the Licensed Trademarks in print, in text and in broadcasting. Anyone who wishes to use the trademarks of Texas Instruments must first have a licensing agreement with Texas Instruments. Texas Instruments may periodically update these guidelines. Licensees must use the latest Branding Guidelines for the Licensed Trademarks in advertising and promotional materials for Qualifying Licensee Products and Services within sixty (60) days of receipt of the new Guidelines or as agreed by Texas Instruments.
Fundamentals
The fundamentals of the OMAP Texas Instruments Technology Independent Technology Center Logo Branding Guidelines are:
1. The Licensed Logo shall be conspicuously displayed on the front of all Licensee and end equipment manufacturer’s products (or on the same side of the product as the Licensee’s or end equipment manufacturer’s name) unless otherwise approved in writing by Texas Instruments.
2. The Licensed Logo shall be used in accordance with the guidelines outlined in this document in all advertisements, web, broadcast and other media when an OMAP™ product or service is featured or shown.
3. Appropriate wording shall be used to provide attribution of the Licensed Logo as recited in the agreement.
Product and Print
When displaying the Licensed Logo on a product or in print:
The Licensed Logo shall be conspicuously displayed on the front of the product (or on the same side of the product as the Licensee’s name) unless otherwise approved in writing by Texas Instruments.
The Licensee’s name shall be more prominent than the Licensed Logo.
If your company’s logo is smaller than the Licensed Logo, or your product is too small to effectively showcase the Licensed Logo in this size, please contact your Texas Instruments Market Communications Representative for instructions on using the Licensed Logo.
Logo Size:
1. The Licensed Trademarks shall be used as shown in Attachment A.
2. The logo can never be used smaller than 0.75 inches in length (Length is determined from the left side of the “O” to the right side of the last arc).
3. The aspect ratio must always be maintained and never altered.
To ensure clarity and importance of the OMAP™ Texas Instruments Technology Independent Technology Center Logo, adequate space must be left around the logo. The minimum white space (noninterference space) is indicated by the height of the letter “O” in the logo.
However, additional white space increases legibility and distinction to the logo. The dignity of the logo should be enhanced by carefully integrating it into the overall design of the communication. It should never appear as an afterthought.
Logo Color
1. The logo should be applied to a plain background, one clear of a strong pattern or graphics. The space around the logo shall be equal to the height of the ”O.”
2. The OMAP™ Texas Instruments Technology Independent Technology Center Logo can appear in either one or four colors:
Sonics License

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LIC#15635
Attachment B to Exhibit B

For one color usage: Black or white (reversed out of a color)
When the logo is to be used on a product whose color closely matches one of the colors within the arc graphic, the one color black or white style should be used.
For four color usage: (Preferred use)
The arcs must always print CMYK:
small arc — 100% magenta and 90% yellow; middle arc -
100% cyan, 10% magenta, and 100% yellow; large arc -
100% cyan and 50% magenta; the balance of the logo prints
black or white (reversed out of a color).
Logo Usage Guidelines:
The Licensed Trademarks shall be at least 2 inches or 5.08 centimeters away from any other company names, awards, etc.
The Licensed Trademarks cannot be featured in a strip of other marks, e.g. graphic representations referring to awards, associations, or products without prior written approval by your Texas Instruments Market Communications Representative.
Multi-product/catalog usage:
When multiple products are featured in advertising or promotional materials, the Licensed Trademarks may be reduced to a thumbnail size. In these cases the Branding Guidelines that apply are:
The logo shall be on a white background.
The logo shall be adequately distanced from other logos to maintain its readability.
Usage in Text
References to the Licensed Trademarks in print or text form include, but are not limited to: press releases, advertising, promotional materials, web sites, collateral, direct mail and articles.
The first and most prominent reference to each Licensed Trademark must be accompanied by the ™ symbol. The first reference in body copy should be “OMAP™” followed by a generic description of the described product. Thereafter, reference to the Licensed Trademarks should be “OMAP” (the trademark symbol does not have to be used) followed by a generic description of the described product.
Always use the following or like text in a footnote when providing attribution:
“Texas Instruments, OMAP and OMAP Texas Instruments Technology Independent Technology Center Logo are trademarks of Texas Instruments”
Web:
When a Qualifying Licensee Product or Service is featured on a website, the Licensed Trademarks shall be used and the smallest pixel height shall be 55 pixels. The Licensed Trademarks shall be linked to the appropriate OMAP™ web page. If no specific page is determined, then it should be linked to http://www.ti.com.
Television:
When the Licensed Trademarks are aired on television, the Logo shall be featured in color as stated in the Print section.

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SONICS
LIC#15635
Exhibit C

Exhibit C
PROFESSIONAL SERVICES AGREEMENT
This Professional Services Agreement (“Agreement”), is entered into by and between Sonics, Inc, a Delaware corporation with offices at 2440 West El Camino Real, Suite 600, Mountain View, California 94040 (“Sonics”), and Texas Instruments Incorporated and its subsidiaries (“TI”), a Delaware corporation with offices at 12500 TI Boulevard, Dallas, Texas 75243, and is effective as of the effective date of the Technology License Agreement between the Parties (“Effective Date”). TI and Sonics may be referred to individually as a “Party” or collectively as the “Parties.”
WHEREAS, TI desires to secure certain professional services (“Services”), under a “Work Made for Hire” arrangement, from Sonics as defined in Statement(s) of Work executed by the Parties and attached hereto (“SOW(s)”), and Sonics desires to provide such Services to TI;
NOW, THEREFORE, in consideration for these premises and the commitment of TI’s initial purchase order (“PO”) issued under this Agreement, the Parties agree as follows:
1.	MASTER AGREEMENT. This Agreement establishes a master set of terms and conditions applicable to any and all Services provided to TI by Sonics under SOW(s) during the term of this Agreement. A SOW template form is attached hereto as Attachment 3.
2.	SCOPE OF WORK. This Agreement is not a PO and does not authorize Sonics to provide any Services. TI will issue PO(s) to Sonics during the term of this Agreement for payment of Services set forth in specific SOWs. Sonics’ sole authorization to perform any Services for TI is receipt of a SOW and an applicable PO. Each SOW together with its associated TI PO is a separate contract subject to this Agreement.
3.	COMPENSATION. Compensation shall be paid in accordance with the terms and conditions set forth in Section 7 of the Technology License Agreement.
3.1.	Sonics shall invoice TI for authorized Services at the rates specified in the SOW. The maximum cumulative compensation permitted to Sonics for its performance of a SOW shall not exceed the limits specified in that SOW and related TI PO without the prior written authorization of TI. TI shall reimburse Sonics for reasonable and substantiated travel and living expenses per the guidelines set forth in Attachment 1 and for which funding was authorized in a TI PO.

3.2.	TI shall be responsible for the payment of all taxes based upon the Services and/or materials provided by Sonics, except for taxes based upon Sonics’ income, the income of Sonics’ employees, agents or subcontractors, any Federal, State or local employment taxes assessed to Sonics and property taxes on the personal property of Sonics. Unless otherwise indicated in the SOW, invoices for Services and any associated approved travel and living expenses will be rendered monthly. All invoices will be submitted to TI with appropriate supporting documentation, including without limitation time sheets for projects charged on a per hour basis. All undisputed invoices will be paid thirty (30) days from the date of receipt by TI, unless otherwise agreed upon in writing.
4.	SUPPLIES AND EQUIPMENT. TI may provide to Sonics samples, materials, supplies, and equipment (“Supplies”) and services as deemed necessary by TI in order for Sonics to perform the Services set forth in the applicable SOW. Upon completion of the SOW for which such Supplies were obtained (other than by lease or rental), or upon request by TI, Sonics shall return the Supplies to TI within ten (10) business days . Sonics shall reimburse TI for any loss or damage to the Supplies, except for reasonable wear and tear and Supplies reasonably consumed in the course of providing Services.
Sonics License

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LIC#15635
Exhibit C

5.	COMMUNICATIONS AND ADMINISTRATION. Each Party will designate a project manager in the SOW who shall act as that Party’s liaison and administrator of the Services provided pursuant to the SOW. All requested changes to a SOW must be coordinated with the TI buyer designated on the applicable PO.
6.	RIGHTS IN WORK PRODUCT. Except if provided for differently in any applicable SOW, the products, inventions and work authored by Sonics under this Agreement, and the proceeds thereof, including, but not limited to, written materials manifested in programs, documentation, designs, discs and tapes, and all patent, copyright and trade secret rights in and to such products, inventions and work worldwide, (collectively, “Work Product”) shall be provided to TI by Sonics and shall belong to TI; shall be a work made for hire; and shall be deemed to have been conveyed to TI effective as of the date such Work Products are delivered to TI. Sonics hereby agrees to take all actions, including executing all documents, reasonably requested by TI to vest in TI the rights granted as set forth above. The Work Product shall be deemed TI Confidential Information and shall not be disclosed to anyone outside of TI or used by Sonics or others without the prior written consent of TI. Notwithstanding the above, Sonics and its licensors retain all ownership interests in any and all pre-existing intellectual property, including, but not limited to, all inventions, architectures, discoveries, improvements, concepts, designs, files, reports, programs, manuals, templates, listings, databases and any other material, whether in tangible or intangible form, developed, acquired or prepared by Sonics prior to this Agreement (collectively, “Pre-existing Rights”). To the extent that Sonics’ Pre-existing Rights are embedded in or an integral part of Work Products provided to TI hereunder, Sonics grants TI a royalty-free, irrevocable, worldwide, nonexclusive, nontransferable (except as otherwise expressly provided herein) license (without the right to sub-license) to make, have made, use, reproduce, modify, distribute and display such Pre-existing Rights, but only to the extent necessary in order for TI to utilize the Work Product for its business purposes; provided that TI shall not sell, lease, or lend such Pre-existing Rights to any third party; and further provided that Sonics shall notify TI in writing in advance of any Pre-existing Rights to be embedded in or made an integral part of Work Products provided to TI hereunder. Notwithstanding anything to the contrary herein, (a) Sonics shall be free to use the ideas, concepts, or know-how developed by Sonics during the performance of Services hereunder on behalf of Sonics and its customers, and (b) Sonics may provide services to others which may result in computer programs and documentation which are competitive with those developed by Sonics pursuant to this Agreement, whether or not such computer programs and documentation are similar to computer programs and documentation which might be developed by Sonics pursuant to this Agreement; provided, however, that Sonics and its personnel are not in violation of the provisions of Section 9 (“Confidential Information”) or the intellectual property rights of TI, including without limitation any copyright, trade secret or patent rights.
7. WARRANTIES AND INDEMNITY.
7.1.	Sonics warrants and represents that the Services provided to TI will be performed in a professional and competent manner. Furthermore, Sonics warrants and represents that Services and Work Product will conform to the specifications of each SOW.

7.2.	Sonics warrants and represents that it has, or will have, prior to commencement of work under this Agreement by any employee or third party performing Services on behalf of Sonics, valid and sufficient arrangements or agreements with such employee or third party such that (i) the ownership of any and all inventions made by such employee or third party vests in Sonics; and (ii) such employee or third party agrees to be bound by the confidentiality requirements in this Agreement and any subsequent nondisclosure agreement(s) executed by the Parties. Further, Sonics warrants and represents that it will not knowingly provide or deliver to TI Work Product or other intellectual property that infringes any patent, copyright, trade secret, trademark, service mark, or similar proprietary right of a third party.

7.3.	Sonics agrees that at all times it will comply with all federal, state, municipal and local laws, orders, and regulations including, but not limited to, any applicable environmental, health, safety and industrial hygiene

Execution Copy
SONICS
LIC#15635
Exhibit C

laws orders or regulations. Sonics agrees to timely certify compliance with such laws, orders and regulations in such form as TI may reasonably request from time to time. Sonics’ failure to comply with said federal, state, municipal and local laws, orders, or regulations will be considered a material breach of this Agreement.

7.4.	Sonics warrants and represents that it is not a Party to any other existing agreement that would prevent Sonics from entering into this Agreement or any SOW or that would adversely affect this Agreement or any SOW.

7.5.	[***].
8.	LIMITATION OF LIABILITY.
8.1.	Neither Party’s liability hereunder for damages, except for (i) a Party’s breach of Section 9, or (ii) a Party’s gross negligence or willful misconduct, shall exceed the total fees paid by TI for the particular work performed and/or related Services involved. No action, regardless of form, arising out of the transactions under this Agreement may be brought by either Party more than two (2) years after the cause of action has accrued.

8.2.	EXCEPT FOR EITHER PARTY’S BREACH OF SECTION 10, OR A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
9.	CONFIDENTIAL INFORMATION. The confidentiality provisions of the Technology License Agreement shall apply to any Confidential Information (as defined in the Technology License Agreement) disclosed by either Party under this Agreement.
10.	SUPPLIER PERSONNEL. Sonics hereby agrees to submit to the TI project manager set forth in the applicable SOW the names, resumes and other pertinent information requested by TI prior to utilization of any employee, subcontractor, or agent of Sonics. TI reserves the right to request the replacement of any of the Sonics’ employees, subcontractors, or agents assigned to perform Services under this Agreement and Sonics shall immediately remove such employee, subcontractor, or agent and secure replacement(s) acceptable to TI, at Sonics’ expense.
11.	NOTICES. Any notice under this Agreement will be deemed to be given if in writing and delivered in person, by overnight delivery service, by facsimile transmission (receipt confirmed), or three business days after such notice is deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at its address set forth below. The Parties may change the addresses on prior written notice.

To TI:	With a copy to:	To Sonics:
Texas Instruments Incorporated	Texas Instruments Incorporated	Sonics, Inc.
12500 TI Boulevard, Mail Station 8723	7839 Churchill Way, Mail Station 3999	2440 West El Camino Real, Suite 600
Dallas, Texas 75243	Dallas, Texas 75251	Mountain View, California 94040
Attention: Manager, OMAP Contracts	Attention: Law Department	Attention: Legal Affairs
12.	INDEPENDENT CONTRACTOR.
12.1.	Sonics, in providing Services under this Agreement, is acting only as an independent contractor. Without prior written authorization of the other Party, neither Party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or

Execution Copy
SONICS
LIC#15635
Exhibit C

undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between TI and Sonics.

12.2.	Neither TI nor Sonics shall in any sense be considered either’s employee or, by virtue of anything contained in this Agreement, an agent of one another nor shall either Party’s employees be entitled to participate in any benefits or privileges given or extended by the other Party to its employees or be deemed an employee of the other Party for purpose of federal or state withholding taxes, worker’s compensation, disability, FICA taxes, unemployment compensation, and any other contribution due on behalf of itself or its employees.
13.	TERMINATION.
13.1.	If either Party materially defaults in its performance under this Agreement or any SOW and fails to cure such default within five (5) business days after receiving written notice specifying the default, then the Party not in default may, by giving the defaulting Party written notice thereof, terminate such SOW as of a date specified in such notice. Termination under this Section shall not affect any other SOW under this Agreement.

13.2.	If a Party becomes or is declared insolvent, is the subject of any proceedings relating to its liquidation or insolvency or for the appointment of a receiver, conservator or similar officer, or makes an assignment for the benefit of all or substantially all of its creditors or enters into any agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then the other Party may, by giving the defaulting Party prior written notice thereof, terminate any SOW as of a date specified in such notice.

13.3.	This Agreement and/or a SOW(s) may be terminated for convenience by TI upon one (1) day’s prior written notice to Sonics. The terms of this Agreement shall survive any such termination of this Agreement with respect to any SOW then in effect until such SOW expires or is terminated as set forth in this Agreement. In the event of termination of this Agreement or a SOW, TI’s sole obligation, except for those provided in Section 13.4, shall be to pay Sonics for any authorized work performed and authorized expenses incurred through the date of the termination, subject to the not-to-exceed amount set forth in the SOW or related TI PO, and to reimburse Sonics for the cost of any software purchased specifically for such SOW for which license rights are transferred to TI, and any reasonable expenses incurred by Sonics in terminating any personnel hired by Sonics only to perform the Services under the SOW. This Section 13.3 shall not be deemed to waive, prejudice, or diminish any rights which TI or Sonics may have at law or in equity for a breach of this Agreement by the other Party.

13.4.	Any terms of this Agreement that by their nature extend beyond the termination of this Agreement and the expiration or termination of any SOW shall remain in effect until fulfilled, and such terms shall apply to the respective successors and assigns of either Party. Terms that survive include, but are not limited to, the provisions of Sections 6, 7, 8, 9, 16, 17.3 and 17.5.
14.	ACCESS TO TI SITE.
14.1.	Supplier Badges. Sonics badges may be issued by TI to Sonics’ personnel as authorized by TI. TI may limit or deny access to any Sonics personnel. Sonics’ use and access to any TI facility shall be subject to all of TI’s security, safety, traffic, and smoke-free environment restrictions, as well as any other TI rules and regulations and any and all other reasonable restrictions that TI may impose from time to time. Access may be limited to TI’s normal hours of operations (excluding holidays and shutdown periods, if any).

14.2.	Unescorted Access. Prior to any of Sonics’ workers being given unescorted access to a TI facility, whether owned, leased, or controlled by TI, each worker shall complete the Application for Access attached hereto as Attachment 2 (“Application for Access”), and Sonics shall certify to TI that it has obtained a criminal records

Execution Copy
SONICS
LIC#15635
Exhibit C

check that has disclosed no felony convictions for such worker. The records check shall include a criminal records search in every county where the applicant has lived, worked or attended school for the seven (7) years immediately prior to placing a worker on TI premises. Sonics further certifies that it has complied with the Fair Credit Reporting Act (FCRA) in obtaining such records. The agency performing such records searches must be TI’s authorized screening service or a screening agency acceptable to and approved by TI’s Worldwide Security Organization. Sonics shall retain copies of, and TI shall have access to, such criminal records checks to allow TI to audit Sonics’ compliance with this requirement. Notwithstanding anything to the contrary in this Agreement, if TI’s audit discloses a violation of Sonics’ certification of any Application for Access, TI may immediately terminate this Agreement for cause. This Section shall not be deemed to waive, prejudice, or diminish any rights that TI may have at law or in equity for breach of this Agreement by Sonics.
15.	INSURANCE COVERAGE.
15.1.	Sonics shall, at its sole cost and expense, procure and maintain in full force and effect, during the term of this Agreement, all insurance specified herein. Prior to starting any performance hereunder, Sonics shall deposit with TI, certificates evidencing such insurance. In the event that the insurance policy is cancelled, changed, or there is an intent not to renew, the insurance carrier will provide TI with thirty (30) days prior written notice, by registered mail, of each insurance policy so affected, at the address set forth in Section 11. The insurance to be obtained and continued in force by Sonics is the following:
15.1.1	all insurance shall be carried with a firm maintaining a minimum AM Best composite rating of “A” and a financial rating greater than or equal to XIII.

15.1.2	Workers Compensation Insurance fully compliant with all applicable laws, both State and Federal, covering its officers and employees; and Employers Liability Insurance with minimum limits of $500,000 per occurrence.

15.1.3	Commercial General Liability Insurance (CGL), including an endorsement for contractual liability, fully insuring against liability imposed by law for injury to or death of any person or persons, including TI employees and third parties, or loss or damage to property with minimum limits of:
   15.1.3.1    $1,000,000 combined single limit; or
   15.1.3.2    $500,000 for injury to or death of each person; and
   15.1.3.3   $1,000,000 for any one accident; and
   15.1.3.4   $500,000 for property damage for any one accident.
15.1.4	Automobile Liability Insurance covering owned, non-owned, and hired automobiles used to perform Services for TI, with bodily injury limits of not less than $500,000 for any one person, $1,000,000 for any one accident, and property damage of not less than $500,000 for any one accident.
15.2.	TI shall also be named an additional insured under all of the described policies except Workers Compensation, it being the intent of the Parties that the insurance shall protect both Parties to this Agreement. Such liability insurance, both primary and excess, shall state, by endorsement or otherwise, that such insurance as afforded to TI, shall apply as primary insurance, and that the “other insurance” provisions of the policy shall not apply to TI with respect to any additional insurance available to TI.
16.	EXPORT REGULATIONS. This Agreement is expressly made subject to any United States government laws, regulations, orders or other restrictions regarding export from the United States of computer hardware, software, technical data or derivatives of such hardware, software or technical data. Notwithstanding anything to the contrary

Execution Copy
SONICS
LIC#15635
Exhibit C

in this Agreement, neither Party will directly or indirectly export (or re-export) any computer hardware, software, technical data or derivatives of such hardware, software or technical data, or permit the shipment of same: (a) into (or to a national or resident of) any country to which the United States has embargoed goods; (b) to anyone on the U.S. Treasury Department’s List of Specially Designated Nationals, List of Specially Designated Terrorists or List of Specially Designated Narcotics Traffickers, or the U.S. Commerce Department’s Denied Parties List; or (c) to any country or destination for which the United States government or a United States governmental agency requires an export license or other approval for export without first having obtained such license or other approval. Each Party will reasonably cooperate with the other and will provide to the other promptly upon request any end-user certificates, affidavits regarding re-export or other certificates or documents as are reasonably requested to obtain approvals, consents, licenses and/or permits required for any payment or any export or import of products or Services under this Agreement. The provisions of this Section 17 will survive the expiration or termination of this Agreement for any reason.
17.	GENERAL.
17.1.	Attachments. The following Attachments are incorporated by reference as if fully set forth herein:
17.1.1	Attachment 1. Travel & Living Expense Guidelines;
17.1.2	Attachment 2: Application for Access;
17.1.3	Attachment 3: Statement of Work Template.
17.2.	Force Majeure. Neither Party shall be liable for any delays resulting from acts of God, strikes, riots, acts of war, epidemics, governmental regulations or other cause beyond its reasonable control; provided that diligent efforts are made to expeditiously remedy the problem causing such nonperformance.

17.3.	No Publicity. Neither Party shall, without securing the written consent of the other Party, publicly announce the existence of this Agreement or any purchase orders, confirm or deny any details thereof, nor otherwise advertise or release any publicity in regard thereto. Unless agreed upon in writing, nothing in this Agreement conveys any rights to Sonics to (i) use TI’s name or logo on marketing literature, websites, presentations or any other media form; or (ii) use TI as a reference account. Notwithstanding the foregoing, the existence and terms of this Agreement may be disclosed to auditors, divested businesses and to the extent required by law or regulation so long as the Party required to disclose the information provides the other Party with timely prior notice of such requirement. This provision shall survive the termination of this Agreement.

17.4.	Binding Agreement. This Agreement shall be binding upon the Parties hereto and their respective successors and permitted assigns.

17.5.	Governing Law. The laws of the State of Texas, without regard to its conflict-of-laws principles, shall govern any claim arising under or relating to this Agreement. This Agreement shall not be governed by the United Nations Convention on the International Sale of Goods or by the Uniform Computer Information Transactions Act (“UCITA”).

17.6.	Severability. If any provision of this Agreement is held to be void, illegal or unenforceable by a court of final jurisdiction, such provision shall be fully severable and this Agreement shall be construed and enforced as if such void, illegal or unenforceable provision never comprised a part hereof. Furthermore, in lieu of such severed provision, the Parties may negotiate in good faith to agree on a provision as similar in its terms to such severed provision as may be possible and be valid, legal and enforceable.

Execution Copy
SONICS
LIC#15635
Exhibit C

17.7.	Assignment. Except as otherwise provided in this Agreement, Sonics shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of TI and any such attempted assignment shall be void.

17.8.	Merger of Agreements. This Agreement and any SOWs or PO’s, as well as the Technology License Agreement and any SOWs that are issued with reference to this Agreement and accepted by Sonics constitute the entire understanding between the Parties relating to the subject matter hereof, and supersede all previous communications, representations, or agreements, either oral or written, with respect to the subject matter hereof, and no representation or statements of any kind made by any representative of Sonics or TI, which are not stated in this Agreement or any SOW or TI PO, shall be binding on Sonics or TI. Where this Agreement conflicts with the pre-printed terms of TI’s PO, the terms of this Agreement will supersede those of the PO only to the extent of such conflict. In the event of a conflict between the terms of this Agreement and the terms of an SOW, the terms of the SOW shall prevail. No addition to or modification of any provision of this Agreement shall be binding upon Sonics or TI unless made in a writing signed by the respective duly authorized representatives of Sonics and TI.

17.9.	Waiver. No waiver of any term or condition of this Agreement shall be enforceable unless it is in writing and signed by the Party against whom it is sought to be charged. No failure or delay by either Party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy. The waiver by either Party of any of the covenants, conditions, or agreements to be performed by the other or any breach thereof shall not operate or be construed as a waiver of any subsequent breach or of any other covenant, condition or agreement contained in this Agreement.
IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed on its behalf by it’s duly authorized representative.

texas instruments incorporated	Sonics, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Execution Copy
SONICS
LIC#15635
Attachment 1 to Exhibit C

Attachment 1 to Exhibit C
Travel & Living Expense Guidelines
This document outlines the policy of Texas Instruments” (“TI”) with respect to travel and similar reimbursable expenses. Sonics is required to comply with these guidelines when billing TI for these types of expenses. TI is not responsible for any additional cost incurred by Sonics for failure to comply with these guidelines unless the prior approval of the TI project manager is received.
1.	Air Transportation: TI will reimburse only for coach economy fares. Trips should be booked as far in advance as possible to qualify for special air fare promotions and discount fares; otherwise, when possible, unrestricted low-cost carriers should be used.
2.	Lodging: It is understood that Sonics will work with the TI project manager to ensure Sonics is receiving TI’s special rates at certain major hotels.
3.	Meals: The reasonable cost of meals on overnight trips is allowed. When dining with TIers on overnight trips, separate checks should be requested. Entertainment, such as theater tickets and hotel room movies, are personal expenses and are not reimbursable. Meals and other entertainment expenses provided to TIers are part of Sonics’ overhead and are not reimbursable. Meals pertaining to travel on day trips are not billable to TI.
4.	Alcoholic Beverages: Alcoholic beverage costs which are reasonable business expenses are reimbursable. However, Sonics will need to separate all alcoholic beverage expenses and list them separately.
5.	Tips: Tips are an acceptable expense if they represent customary and reasonable amounts for meals, porter, taxi, and similar services. Tips for meals must be included in the meal cost and tips for the ground transportation must be included in transportation costs. Tips to porters, bellhops, etc., should be listed as miscellaneous travel.
6.	Laundry: Charges for laundry are reimbursable by TI if the trip exceeds five (5) days.
7.	Car Rental: Compact cars are to be rented when available in the U.S. (comparable models internationally). Reimbursement is not allowable for optional collision insurance when renting cars in the U.S. or Canada. Optional collision insurance purchased internationally is acceptable where obligatory. Fines for parking or traffic violations are not reimbursable expenses whether incurred in a rental car or while using one’s personal automobile.
8.	Use of Personal Automobile; Local Travel: The approved reimbursement rate for use of one’s personal automobile is the maximum amount allowed by current IRS regulations. Local travel between the Sonics and TI as a normal part of doing business is not reimbursable.
9.	Telephone: TI allows reasonable and customary personal telephone expenses while traveling. In those instances where approved business calls are charged to a personal telephone, the original bill must be submitted with an explanation for reimbursement.
10.	Expense Statements: Expense Statements should contain information pertaining to only one trip and must be prepared on a timely basis. Copies of airline tickets, hotel charges and any other expense in excess of $75.00 must be included.
11.	Office Supplies: Office supplies, including without limitation calendars and other such items, are considered part of the Sonics’ overhead and are not reimbursable.
Sonics License

Execution Copy
SONICS
LIC#15635
Attachment 2 to Exhibit C

Attachment 2 to Exhibit C
Application for Access
For Your Information
Attention Suppliers/Consultants:
Consistent with TI’s commitment to maintain a safe and secure workplace for TI employees, its consultants and guests, a comprehensive criminal background investigation must be conducted on all consultants prior to TI granting “unescorted access” to any TI facility.
This background investigation must include criminal records research in every county where records indicate the consultant has lived, worked or attended school within the last seven (7) years, as well as an independent verification of the consultant’s social security number and true identity. An independent source of information (not the consultant’s Application for Access) must be utilized to discover any previous addresses not disclosed by the consultant. All counties discovered through this independent source must also be checked for criminal records. Every county must be checked for the most recent seven- (7) year period.
This criminal background investigation is to be conducted by Bti Employee Screening Services (TI’s preferred source) or by another background investigation firm approved by TI’s Worldwide Security organization. A list of the approved firms is available upon request.
Bti Employee Screening Services
8150 N. Central Expressway, Suite 500, LB44
Dallas, Texas 75206
Phone 214-363-0444 or 800-658-5638
The attached Application for Access must be completed in its entirety by each consultant. Sonics will then arrange for the background investigation. If the background investigation discloses no felony conviction, Sonics will execute the “Certification” contained on the last page of the Application for Access. The Application for Access will then be forwarded to:
Texas Instruments Incorporated
Site Security Services
13542 North Central Expressway
Mail Station 396
Dallas, Texas 75243
Fax: 972-995-4306
No consultant will be granted access to TI if the background investigation discloses any felony convictions or deferred adjudication of a felony.
Inquiries should be directed to:
Site Security Services
972-995-5306
We appreciate your cooperation in assisting TI achieve its commitment for a safe work environment.
Sonics License

Execution Copy
SONICS
LIC#15635
Attachment 2 to Exhibit C
Page 3 of 4

History of Residence: **List all residences for the past seven (7) years (including present) by street, city, and state. If necessary, use separate sheet.**

Street Address	City	State	Date From Month / Year	Date To Month / Year

Employment: **List all employment for the past seven (7) years. Account for all periods of unemployment. Give the complete address for each employer listed.**

Position Held	Employer	Street Address	City / State	Date From	Date To

Criminal Convictions:		Date	Location	Charge	Action Taken
Have you been convicted of a violation of law or have you ever received deferred adjudication within the past seven years?	☐ Yes ☐ No				
Are you presently under charges for any law violations?	☐ Yes ☐ No				
Are you currently serving probation or under a suspended sentence?	☐ Yes ☐ No

Execution Copy
SONICS
LIC#15635
Attachment 2 to Exhibit C

I understand that I am applying for unescorted access to a TI facility and that such access is granted solely to serve TI’s interests and may be revoked at any time. Further, I am required to abide by all applicable rules of conduct including safety and security requirements.
I authorize any person, firm, corporation, school, employer or government agency to give my employer and Texas Instruments Incorporated, or its representatives any information concerning my work, academic or criminal record.
I agree to release and hold harmless my employer and Texas Instruments Incorporated, its officers, agents, employees and assigns from any and all liability of whatever kind which might result from the release of information authorized in the previous paragraph.
I certify that my responses to this question are true, complete and correct to the best of my knowledge and are made in good faith. I understand that withholding information or making false statements in this questionnaire may be the basis for denial of access or revocation of my access privilege to TI facilities.

Signature of Applicant	Date
CERTIFICATION
By its signature below, Sonics certifies to TI that it has obtained a criminal records check on                                                              (name of individual) that has disclosed no felony convictions. Sonics further certifies to TI that it has complied with the Fair Credit Reporting Act in obtaining said criminal records check.

Printed Name of Authorized Representative	Title

Signature	Date

Name of Firm Conducting Background Investigation

Execution Copy
SONICS
LIC#15635
Attachment 3 to Exhibit C

Attachment 3 to Exhibit C
Statement of Work Template
This Professional Services Agreement Statement of Work (the “SOW”), effective as of [date] by and between Company Name, a [state or country] corporation, having its principal place of business at [company address] (“Company”) and Texas Instruments Incorporated and its subsidiaries, a Delaware corporation, having a principal place of business at 12500 TI Boulevard, Dallas, Texas 7524“ (”TI”), is subject to and hereby incorporated in the Technology License Agreement“ (“Agreement”) dated January 31, 2003 previously executed by the Parties.
WHEREAS pursuant to the Agreement, and as described in this SOW, the Parties desire to collaborate on the work activities as described herein [“Project Name”]
WHEREAS, the following capitalized terms used in this SOW shall have the same meanings provided in the Agreement: 1. Project Scope; 2. Deliverables & Dependencies; 2.1 Project Dependencies: 2.2 Third Party Technology and Open Source Software; 2.3 SOW Deliverables; 3. Project Schedule; 4. Change Control and Support Requirements; 4.1 Change Control; 4.2 Support Requirements; 5. Project Organization & Staffing; 5.1 Contact Information; 5.2 Staffing Requirements; 6. Additional Terms; 6.1 IP Ownership; 6.2 Special Licensing; 6.3 Other Special Terms; 7 Project Fees & Expenses; 7.1 Fee Arrangement; 7.2 Reimbursable Expenses; 7.3 Maximum Compensation; 7.4 Invoice Procedures.
NOW THEREFORE, in consideration of the mutual covenants and undertakings of the Parties, Company and TI agree as follows:
1. PROJECT SCOPE. This section should contain SOW summary information including:
o	Project definition and expected duration

o	Project goals, objectives,

o	Priorities & expectations

o	Project approach & responsibilities

o	Overall coordination and assumptions
2.	DELIVERABLES & DEPENDENCIES.
2.1	Project Dependencies: Itemized list of information, technology, documentation and materials required to complete Project

Project Dependencies List
Provider:
	Product Type		Version /	Delivery	TI /
Qty	HW/SW/Doc	Product Name/Description	Code Type	Date	Company

     2.2 Third Party Technology and Open Source Software. Itemized list of all third party information, technology, documentation, services and/or materials and any Open Source software to be utilized in performing the work and/or delivered by either TI or Company under this SOW.

Third Party Technology
Provider:
	Product Type		Version /	Delivery	TI /
Qty	HW/SW/Doc	Product Name/Description	Code Type	Date	Company

Sonics License

Execution Copy
SONICS
LIC#15635
Attachment 3 to Exhibit C

Open Source Software Programs
Is there any potential that
this program does expose RTL
to contamination?
Item	Title of Open Source Software Program	(Reference Section 9.1.6)	Yes or No

2.3	SOW Deliverables. Information, technology, documentation, and/or services developed or delivered as a work product resulting from performance of SOW obligations. [This section should contain the complete list of SOW deliverables, including comprehensive definitions/descriptions as applicable. Examples are as follows:]
o	Project Plan

o	Progress Reports/Reviews [i.e., “For the duration of this SOW, Company will provide periodic status reports, via email updates, to the TI contacts identified in Section 5.1 below to keep TI apprised of the progress on the Project and to resolve outstanding issues.”]

o	Software and/or hardware deliverables identified in Schedule below

o	Requirement Specifications, Data Sheets, Documentation

o	Acceptance Test Plan [i.e., “Company will develop an Acceptance Test Plan that includes but is not limited to the test environments, test and validation plans, and Acceptance Criteria. Company shall submit such Acceptance Test Plan to TI for TI’s approval. All deliverables identified in this Section x will be tested to ensure that they are fully functional in accordance with the Acceptance Test Plan and that they meet all applicable Acceptance Criteria.”]

o	Other documents, technology, services
2.4	Company shall provide to TI all source code and documentation associated with the software deliverables identified in Section 2, above.
3.	PROJECT SCHEDULE
3.1	Tasks, Activities, and Milestone Events.

		Duration		Start
ID	Task Description	(# days)	Resource Name	Date	Gantt Chart

4.	CHANGE CONTROL AND SUPPORT REQUIREMENTS
4.1	Change Control. Any changes to this SOW must be evaluated by the Parties to determine whether they constitute change to project costs and/or delivery schedules (“Changes in Scope”). Requests for Changes in Scope must be in writing and accepted by the receiving Party prior to becoming effective. A Change in Scope may require re-evaluation of projected costs and delivery schedule and a revised Project Plan that has been mutually agreed upon will be issued to reflect the change. [Note: example of a Request for Change Form is attached]

4.2	Support Requirements. [This section should contain the understanding of the Parties regarding all aspects of support during and after completion of the Project. Examples are as follows:]
o	Support for development, integration, test, deployment, sustaining

o	Bug reporting & metrics

o	Defect resolution and escalation process

Execution Copy
SONICS
LIC#15635
Attachment 3 to Exhibit C

o	Technical help desk support hours and identified contact

o	Updates/upgrades, including updated documentation

o	Warranty [i.e., “For a period of one (1) year after TI’s acceptance, Company agrees to remedy all errors in the [list deliverables] that cause it not to perform in accordance with the acceptance criteria.”]
5.	PROJECT ORGANIZATION & STAFFING
5.1	Contact Information. Communications regarding this SOW shall be made through the following designated liaisons:

TI	Contact Name	Telephone	Email address
Project Manager
Technical Manager
Business Manager
SOW Administrator

Company	Contact Name	Telephone	Email address
Project Manager
Technical Manager
Business Manager
SOW Administrator
5.2	Staffing Requirements. [This section should contain the staffing requirements, skill sets, and work locations for work contemplated under this SOW. Examples are as follows:]
o	Number of personnel

o	Skill Sets/Job Requirements

o	Work Environment/Location

Staffing Requirements
Job	Job Description / Skill Set	Rate of Pay	Duration	Work
Classification			of Effort	Location

6.	ADDITIONAL TERMS. [This section should include pertinent terms and conditions particularly important for this Project. Examples are as follows:]
o	IP Ownership. [i.e., “All Intellectual Property Rights in all work product resulting from Company services provided under this SOW hereby vest exclusively in TI. Such work product shall not include any Intellectual Property Rights of Company or any third party.”]

o	Special licensing requirements

o	Other special terms
7.	PROJECT FEES AND EXPENSES
7.1	Fee Arrangement. Company shall be compensated for the services of Company personnel at the [daily / hourly] time and material rates shown below. Overtime requires the prior written consent of TI’s SOW Administrator designated in Section 5.1 above, approval of which will be paid at the same rates shown below:

Execution Copy
SONICS
LIC#15635
Attachment 3 to Exhibit C

Time & Material Rates

Job Classification	Rate of Pay (US$)
$0.00
$0.00
7.2	Reimbursable Expenses. TI shall reimburse Company for reasonable expenses incurred under this SOW for meals, lodging, and travel (air coach rates), in accordance with TI’s then-current Travel Guidelines, provided such travel is requested and approved in writing in advance by TI’s SOW Administrator designated in Section 5.1 above. Company shall invoice TI for actual, substantiated expenses in accordance with the invoicing procedures stated in Section 7.4, below.

7.3	Maximum Compensation. The maximum cumulative compensation payable to Company for its performance of this SOW shall not exceed the amounts shown below without the prior written authorization of TI’s SOW Administrator.

Cumulative Time & Materials Fees	$0.00
Total Reimbursable Expenses	$0.00

Total Not-to-Exceed SOW Charges (US$)	$0.00
7.4	Invoice Procedures. Submit monthly invoice to TI’s SOW Administrator. TI’s purchase order must be referenced on all invoices to assure timely payment.
     IN WITNESS WHEREOF, the Parties have caused this Professional Services Agreement Statement of Work to be signed by their duly authorized representatives as of the SOW effective date above and agree that the terms of the Technology License Agreement (LIC#15635) executed between the Parties will govern this SOW.

TEXAS INSTRUMENTS INCORPORATED	COMPANY

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Execution Copy
SONICS
LIC#15635
Attachment 2 to Exhibit C
Page 5 of 5

INITIATION

RCI #:	Initiated By:		Date Initiated:
(Check One) Type : ❑ Application ❑ Documentation ❑ Other _______________	Requested by: ❑ Company	Priority: ❑ Medium ❑ Low	Category: ❑ Enhancement ❑ N/A
Short Description (10 words or less):			
Detailed Description (Include attachments if necessary):			

INVESTIGATION

RECOMMENDATIONS

Estimated Time to Complete:	Date to be Completed:

APPROVAL TO MAKE CHANGES

Manager Name:	Date:
Signature:____	

RESOLUTION

Resolved By:	Date Started:	Date Resolved:
Comments:		

VERIFICATION

Verified By:
Notes:

SIGNOFF

Name:
Signature:_________________________________

Request for Change or Inquiry (“RCI”) for [SOW Project Name] INITIATION — RCI #: Initiated By: Date Initiated: — Type : · Design Requested by: Priority: Category: (Check One) · Application · TI · High · Error · Documentation · Company · Medium · Enhancement · Other ___ · Low · N/A —— —— —— — Short Description (10 words or less): Detailed Description (Include attachments if necessary): INVESTIGATION — Assigned to: Date Assigned: Date to be Completed: Findings of Investigation: RECOMMENDATIONS — Estimated Time to Complete: Date to be Completed: — APPROVAL TO MAKE CHANGES — Manager Name: Date: — Signature: — ESOLUTION — Resolved By: Date Started: Date Resolved: Comments: ERIFICATION SIGNOFF —— — Name: Date: Verified By: Date: Notes: Signature:
Sonics License

Execution Copy
SONICS
LIC#15635
Exhibit D

EXHIBIT D
Royalty Payment Terms

Currency:	US Dollars

Royalty Report:	Each royalty report shall contain substantially no less information than the aggregate number of units of Licensed Products sold by class of Sonics Product, identification of the Licensed Products sold, applicable ASP and Running Royalty calculated thereon.

Frequency:	During the term of this Agreement, at the end of each calendar quarter, being the 31st March, 30th June, 30th September, and 31st December (“Quarter”) of each year in which Running Royalties are payable.

When Due:	Within forty-five (45) days after the end of each Quarter TI shall deliver the Royalty Report (by facsimile transmission confirmed by contemporaneous pre-paid air mail letter) together with payment of the Running Royalties.

What is Due:	Payment by telegraphic transfer to Sonics, Inc., Silicon Valley Bank 2400 Geng Road, Suite 200, Palo Alto, CA, 94303, Attn: Ms. Amy Drake, Account No 3300045148

Where Sent:	To the address for Sonics set forth in this Agreement.

Exchange Rate:	Sales invoiced in currencies other than US Dollars shall be converted at the TI Close Rate applicable to the month/Quarter in which said sales occur used by TI to close its books for the Subsidiary making such sales.
Sonics License

Execution Copy
SONICS
LIC#15635
Exhibit E

EXHIBIT E
COMMENCEMENT NOTICE

TO:	Sonics Inc. (“Sonics”)	FROM:

ATTN:	Program Manager	AT:

FAX NO.:	(650) 938-2577	FAX NO.:

(Please provide fax number to which Sonics should respond)
DATE:

In accordance with the terms and conditions of the Technology License Agreement entered into by and between TI and Sonics as of January 31, 2003 (the “Agreement”) and pursuant to Section 3.2 thereof, TI hereby notifies Sonics of the start of development of a new Licensed Product as identified below:
Development of the following Licensed Product has been commenced as of                     , 200_, using the Licensed Technology licensed to TI in the Agreement
Name of TI Device:
Description:
Sonics Product Used